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PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
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SENESCO TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SENESCO TECHNOLOGIES, INC.
303 George Street, Suite 420
New Brunswick, New Jersey 08901

To Our Stockholders:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on March 11, 2011, at the offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Harlan W. Waksal, M.D.

Harlan W. Waksal, M.D.
Chairman of the Board

SENESCO TECHNOLOGIES, INC.
303 George Street, Suite 420
New Brunswick, New Jersey 08901
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 11, 2011

The Annual Meeting of Stockholders (the “Meeting”) of Senesco Technologies, Inc., a Delaware corporation (the “Company”), will be held at the office of Morgan, Lewis & Bockius, LLP at 101 Park Avenue, New York, NY 10178 on March 11, 2011, at 10:00 A.M., local time, for the following purposes. Capitalized terms are defined in the attached proxy statement.

1.	To elect ten (10) directors to serve until the next Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

2.	To approve an amendment to the Company’s 2008 Incentive Compensation Plan to increase the shares of common stock reserved for issuance thereunder.

3.	To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The holders of common stock (the “Stockholders”) of record at the close of business on January 31, 2011 (the “Record Date”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901 for a period of ten (10) days prior to the Meeting and at the New York offices of Morgan, Lewis & Bockius on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days after the date of the Meeting, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to be held on March 11, 2011

Our proxy statement is attached. Financial and other information concerning our company is contained in our Annual Report for the fiscal year ended June 30, 2010, as amended. Pursuant to new rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the internet. This proxy statement and our June 30, 2010 Annual Report, as amended are available on our website at www.senesco.com.

By Order of the Board of Directors
/s/ Joel Brooks
Joel Brooks
Secretary
New Brunswick, New Jersey
February 11, 2011

SENESCO TECHNOLOGIES, INC.
303 George Street, Suite 420
New Brunswick, New Jersey 08901

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors, or the board, of Senesco Technologies, Inc., a Delaware corporation, referred to herein as the Company, Senesco, we, us or our, of proxies to be voted at our annual meeting of stockholders to be held on March 11, 2011, referred to herein as the Meeting, at the offices of Morgan Lewis & Bockius, LLP at 101 Park Avenue, New York, NY 10178, at 10:00 A.M., local time, and at any adjournment or adjournments thereof. The holders of record of our common stock, $0.01 par value per share, also referred to herein as common stock, as of the close of business on January 31, 2011, also referred to herein as the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of the Record Date, there were 74,766,236 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one (1) vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted:

1.	FOR the election of the ten (10) nominees named below as directors;

2.	FOR the approval of an amendment to the Company’s 2008 Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder;

3.	FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011; and

4.	In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of our common stock represented at the Meeting is required for the election of directors (Proposal 1), provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, Proposals 2 and 3 require the affirmative vote of our stockholders representing a majority of the votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether any of the foregoing proposals are approved. Broker non-votes are when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters. Therefore, broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal. In this year’s vote, brokers are entitled to vote without instructions on Proposal 3, but not on Proposals 1 and 2. Accordingly, broker non-votes are not counted as a vote against and will not affect the outcome of Proposals 1 and 2.

Your vote is very important. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others or you may abstain from voting on any or all proposals. You should specify your respective choices on the proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your signed proxy card will be voted in accordance with the board of directors’ recommendation with respect to Proposals 1 through 3. If any other matters properly come before the Meeting, the persons named as proxies will vote for or against these matters according to their best judgment. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Meeting by giving written notice to the Secretary of Senesco, by delivering a proxy card dated after the date of the proxy or by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

On or about February 11, 2011, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date. Our annual report to our stockholders for the fiscal year ended June 30, 2010, as amended, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

Our common stock is listed on the NYSE Amex under the symbol “SNT”. On January 31, 2011, the Record Date, the closing price for the common stock as reported by NYSE Amex was $0.28 per share.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, nine (9) directors are to be elected, which number shall constitute our entire board, to hold office until the next annual meeting of stockholders or until their successors shall have been duly elected and qualified.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are at present our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board. Our board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

Name	Age	Served as a Director Since	Position with Senesco
Harlan W. Waksal, M.D.	58	2008	Chairman of the Board and Director
David Rector	64	2002	Lead Director
Jack Van Hulst	71	2007	Director
John N. Braca	53	2003	Director
Christopher Forbes	60	1999	Director
Warren J. Isabelle	59	2009	Director
Thomas C. Quick	55	1999	Director
Rudolf Stalder	70	1999	Director
Leslie J. Browne, Ph.D.	60	-	President and Chief Executive Officer
John E. Thompson, Ph.D.	69	2001	Executive Vice President, Chief Scientific Officer and Director

The principal occupations and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Harlan W. Waksal, M.D. has been our chairman of the board of directors since June 2009 and a director since October 2008. From July 2003 to present, Dr. Waksal has been the President and Sole Proprietor of Waksal Consulting L.L.C., which provides strategic business and clinical development counsel to biotechnology companies. Dr. Waksal co-founded the biotechnology company ImClone Systems Inc. in 1984. From March 1987 through July 2003, Dr. Waksal had served in various senior roles for ImClone Systems Inc. as follows: March 1987 through April 1994 – President; April 1994 through May 2002 – Executive Vice President and Chief Operating Officer; May 2002 through July 2003 – President, Chief Executive Officer and Chief Operating Officer. Dr. Waksal also served as a director of ImClone Systems Inc. from March 1987 through January 2005. Dr. Waksal is currently a member of the Board of Trustees of Oberlin College. Dr. Waksal received a Bachelor of Arts in Biology from Oberlin College and an M.D. from Tufts University School of Medicine. Dr. Waksal is knowledgeable in science, drug development, regulatory and clinical affairs. In addition, he ran and operated a public biotechnology company and is familiar with the issues of corporate governance.

David Rector has been our director since February 2002. Mr. Rector also serves as a director and member of the compensation and audit committee of the Dallas Gold and Silver Exchange (formerly Superior Galleries, Inc.) Mr. Rector also serves on the board of directors of Nevada Gold Holdings, Inc., Standard Drilling, Inc., US Uranium, Inc., California Gold Corp. and Li3 Energy, Inc. Since October 2009 through present, Mr. Rector has served as President and CEO of Li3 Energy, Inc. Since July 2009 through present, Mr. Rector has served as President and CEO of Nevada Gold Holdings, Inc. From September 2008 through November 2010, Mr. Rector served as President and CEO Universal Gold Mining Corp. Since October 2007 through present, Mr. Rector has served as President and CEO of Standard Drilling, Inc. From May 2004 through December 2006, Mr. Rector had served in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology. Also, since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation. Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969. As a result of these professional and other experiences, Mr. Rector has a deep business understanding of developing companies. Mr. Rector also brings corporate governance experience through his service on other company boards.

Jack Van Hulst has been our director since January 2007. Mr. Van Hulst was appointed as our President and Chief Executive Officer effective November 16, 2009. Mr. Van Hulst was further appointed as our Secretary effective February 1, 2010. Mr. Van Hulst resigned as our President and Chief Executive Officer and Secretary effective May 25, 2010. Since June 2010, Mr. Van Hulst has been a general partner of SK Capital Partners. Mr. Van Hulst also serves as a director and member of the compensation and audit committees of HiTech Pharmacal, Inc. He has more than 42 years of international experience in the pharmaceutical industry. He began his career in 1968 at Organon, which was subsequently acquired by AKZO, N.V., the multinational human and animal healthcare company, where he was based in Europe and the US and responsible for establishing AKZO’s position in the US in the manufacturing and sales and marketing of fine chemicals. Mr. Van Hulst later became President of AKZO’s US Pharmaceutical Generic Drug Business and was responsible for establishing AKZO in the US generic drug industry. From 1989 to 1999, Mr. Van Hulst successively owned and led two generic pharmaceutical companies, improving their operations and then selling them to a private equity group and a pharmaceutical company. From 1999 to 2005, he was Executive Vice President at Puerto Rico-based MOVA Pharmaceutical Corporation, a contract manufacturer to the pharmaceutical industry that recently merged with Canadian-based Patheon. Mr. Van Hulst also serves as Chairman of the Board of The International Center in New York, a non-profit organization. Mr. Van Hulst received a Masters degree in law from the University in Utrecht, Netherlands in 1968. Mr. Van Hulst possesses management experience as a result of his prior positions. Mr. Van Hulst spent years holding a number of management roles at other pharmaceutical companies and this experience assists the Company in working though the similar issues that it may face in its own operations.

John N. Braca has been our director since October 2003. Mr. Braca has also served as a director and board observer for other healthcare, technology and biotechnology companies over the course of his career. Mr. Braca currently serves as a director of Nevada Gold Holdings, Inc. Since August 2010, Mr. Braca has been the controller for Iroko Pharmaceuticals, a privately-held global pharmaceutical company based in Philadelphia. From April 2006 through July 2010, Mr. Braca was the managing director of Fountainhead Venture Group, a healthcare information technology venture fund based in the Philadelphia area, and has been working with both investors and developing companies to establish exit and business development opportunities. From May 2005 through March 2006, Mr. Braca was a consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline. In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership. Prior to joining S.R. One, Mr. Braca held various finance and operating positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University. Mr. Braca’s financial background, operating experience with both large pharmaceutical companies and developing biotechnology companies, provides the board with practical experience for issues facing the Company. In addition, Mr. Braca also has a strong corporate governance background through his experience with other company boards.

Christopher Forbes has been our director since January 1999. Since 1989, Mr. Forbes has been Vice Chairman of Forbes, Inc., which publishes Forbes Magazine and Forbes.com. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher. Mr. Forbes has been a director of Forbes, Inc. since 1977. Mr. Forbes is the Chairman of the American Friends of the Louvre, and he also sits on the boards of The Friends of New Jersey State Museum, The New York Academy of Art, and the Prince Wales Foundation. He is also a member of the board of advisors of The Princeton University Art Museum. Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College and in 2003 was appointed a Chevalier of the Legion of Honor by the French Government. Mr. Forbes’s knowledge regarding corporate operations as well as his business acumen, provide the board with experience in running a corporation and addressing the issues that face a growing company, such as ours.

Warren J. Isabelle has been our director since June 2009. Mr. Isabelle is a founder and principal of Ironwood Investment Management L.L.C., located in Boston, MA. Mr. Isabelle founded Ironwood Investment Management L.L.C in August 1997. From 1983 until 1997, Mr. Isabelle was with Pioneer Management Corporation where he served most recently as Director of Research and Head of U.S. Equities. Mr. Isabelle has also, since January 2004, served as a member of the Public Board and Vice-Chairman of the Investment Committee of the University of Massachusetts Foundation. Mr. Isabelle is a Chartered Financial Analyst and member of the CFA institute and the American Chemical Society. Mr. Isabelle received a Bachelor of Science degree in chemistry from Lowell Technological Institute, a Master of Science degree in Polymer Science and Engineering from the University of Massachusetts, and a MBA from the Wharton School, University of Pennsylvania. Mr. Isabelle’s experience as an investment analyst and portfolio manager provides the Company with valuable insight into the biotechnology industry and the publicly-traded capital markets.

Thomas C. Quick has been our director since February 1999. Since 2003, Mr. Quick has been the President of First Palm Beach Properties, Inc. From 2001 through 2003, Mr. Quick was the Vice Chairman of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc., a holding company for four (4) major financial services businesses. From 1996 until 2001, Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc. From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm. Mr. Quick serves as a member of the board of directors and compensation committee of B.F. Enterprises. He is also a member of the board of directors of Best Buddies, The American Ireland Fund and Venetian Heritage, Inc. He is a trustee of the National Corporate Theater Fund, Cold Spring Harbor Laboratories, the Norton Museum and the Inter-City Scholarship Foundation of New York City. Mr. Quick is a graduate of Fairfield University. As a result of his professional and other experiences, Mr. Quick has a deep understanding of corporate operations and strategy, and operations in both the US and internationally. Mr. Quick also has significant corporate governance experience through his service on other company boards.

Rudolf Stalder has been our director since February 1999 and was appointed as our Chairman and Chief Executive Officer on January 10, 2000. On October 4, 2001, Mr. Stalder resigned as our Chief Executive Officer. On June 8, 2009, Mr. Stalder resigned as our Chairman. Mr. Stalder is a former member of the executive boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking. Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group. In 1986, he became Executive Vice President. He was named to Credit Suisse’s Executive Board in 1989. In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee. From 1991 to 1995, Mr. Stalder was Chief Financial Officer of Credit Suisse First Boston and a Member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston. He became head of the Americas Region of Credit Suisse Private Banking in 1995 and retired in 1998. Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony. He is a fellow of the World Economic Forum. He currently serves on the board of the Greater Bridgeport Symphony. He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre and a Trustee of Carnegie Hall. From 1991 through 1998, Mr. Stalder was Chairman of the New York Chapter of the Swiss-American Chamber of Commerce. He continues to serve as an advisory board member of the American-Swiss Foundation. Mr. Stalder received a diploma in advanced finance management at the International Management Development Institute in Lausanne, Switzerland in 1976. He completed the International Senior Managers Program at Harvard University in 1985. Mr. Stalder is an experienced executive with former CEO experience and senior executive level experience at large multinational companies. He also has corporate governance experience through service on other public company boards.

Leslie J. Browne, Ph.D. was appointed our President and Chief Executive Officer in May 2010. Dr. Browne has over 30 years of experience in the pharmaceutical industry. Prior to joining Senesco in May 2010, he served from October 2008 to May 2010 as President and CEO, and is currently chair, of Phrixus Pharmaceuticals, Inc., a private biotech working on muscular dystrophy and heart failure. He recently served from January 2007 to January 2009 as chair of the New Jersey Technology Council, where he continues as a member of the board. He also served from April 2007 to January 2009 as an independent director of Genelabs Technologies, which was sold to GSK, and from September 2004 to May 2008 as President, CEO and Director of Pharmacopeia, a Nasdaq listed company, where he transformed the company from a discovery contract research organization to a clinical development stage biopharmaceutical company with multiple internal development programs. Prior to joining Pharmacopeia, Dr. Browne was the Chief Operating Officer at Iconix Pharmaceuticals, Inc., a privately-held chemogenomics company from October 2001 to July 2004. Before Iconix, Dr. Browne held key positions at Berlex/Schering AG from 1990 to 2000, including Corporate Vice President, Berlex Laboratories, Inc. and President of Schering Berlin Venture Corporation. In 1979, Dr. Browne began his industrial career at Ciba-Geigy, now Novartis, where he invented fadrozole, for the treatment of breast cancer and was closely involved in the discoveries of Femara® and Diovan®, which became major products for Novartis. Dr. Browne received his Bachelor of Science degree in Chemistry in 1972 from the University of Strathclyde, Glasgow Scotland. He received his Ph.D. in Organic Chemistry in 1978 from the University of Michigan and his postdoctoral training as a National Institutes of Health Postdoctoral Fellow at Harvard University from January 1978 to April 1979. Dr. Browne is an experienced executive with former CEO experience and senior executive level experience at large multinational, as well as development stage, life sciences companies. He also has corporate governance experience through service on boards of other companies and organizations. Dr. Browne’s educational background also provides him with the tools necessary to understand the science underlying our technology and how it relates to human health and agricultural applications.

John E. Thompson, Ph.D. has been our director since October 2001. Dr. Thompson was appointed our President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development. In July 2004, Dr. Thompson became our Executive Vice President and Chief Scientific Officer. Dr. Thompson is the inventor of the technology that we develop. Since July 2001, he has been the Associate Vice President, Research and, from July 1990 to June 2001, he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada. Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada. Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal and the Technion Visiting Fellowship. Dr. Thompson has an in-depth knowledge and understanding of the science underlying our technology and how it relates to human health and agricultural applications.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. The board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, which provides an understanding of different business processes, challenges and strategies. Other directors have prior experience as former executive officers of other entities, which brings unique perspectives to the board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF
THE NOMINEES TO THE BOARD OF DIRECTORS.

Board Leadership Structure and Role in Risk Oversight

The board evaluates its leadership structure and role in risk oversight on an ongoing basis. In March 2010, the Company’s board leadership structure separated the Chairman of the Board, the Chief Executive Officer and the Lead Director roles into three positions. Currently, Harlan W. Waksal, M.D. is the Chairman of the Board, Leslie J. Browne Ph.D. is the Chief Executive Officer and David Rector is the Lead Director. The board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. In his capacity as Lead Director, Mr. Rector consults independently of the Chairman of the Board with other members of the board in matters that are presented for the independent board member’s consideration. After considering these factors, the board determined that continuing to separate the positions of Chairman of the Board, Lead Director and Chief Executive Officer is the appropriate board leadership structure at this time.

The board is also responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. The board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment.

Corporate Governance Guidelines

Our board has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission and the new listing standards, policies and requirements of NYSE Amex.

Our board has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Senesco and its stockholders. These guidelines, which provide a framework for the conduct of our board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of Senesco;

•	a majority of the members of our board shall be independent directors;

•	the independent directors met regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, our board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under the current rules set forth in the NYSE Amex Company Guide, a director will, among other things, qualify as an “independent director” if, in the determination of our board, that person does not have a relationship that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. Our board currently consists of Rudolf Stalder, John E. Thompson, Ph.D., John N. Braca, Christopher Forbes, Warren J. Isabelle, Thomas C. Quick, David Rector, Jack Van Hulst and Harlan W. Waksal, M.D. We are currently traded on the NYSE Amex, which requires our board be comprised of a majority of independent directors. Our board has determined that each of Messrs. Stalder, Braca, Forbes, Isabelle, Quick and Rector is an “independent director” as defined under Section 803 of the NYSE Amex Company Guide.

Committees and Meetings of our Board of Directors

Our board held fourteen (14) meetings during Fiscal 2010. Throughout this period, except for Mr. Quick, each member of our board attended or participated in at least 75% of the aggregate of the total number of meetings of our board held during the period for which such person has been a director, and the total number of meetings held by all committees of our board on which each the director served during the periods the director served. Our board has three standing committees: the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee. From time to time, our board may form additional committees on a short-term basis, such as a Finance Committee to review the Company’s financing activities and an Executive Committee to review certain of the Company’s significant developments. Each standing committee operates under a charter that has been approved by our board. Each of these charters are also posted on our website at www.senesco.com. Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors, except Mr. Stalder who could not attend for medical reasons, attended the 2010 annual meeting of stockholders.

Compensation Committee. Our Compensation Committee was established in July 1999, pursuant to the Compensation Committee Charter. Our Compensation Committee generally makes recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted in July 1999 and amended and restated on June 27, 2008, include:

•	annually reviewing and approving, or recommending for approval by our board, the corporate goals and objectives relevant to executive officer compensation;

•	reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•	preparing the Compensation Committee report, including the Compensation Discussion and Analysis;

•	administering our 2008 Incentive Compensation Plan, or similar stock plan adopted by our stockholders; and

•	reviewing and making recommendations to our board with respect to director compensation.

Our Compensation Committee is currently comprised of David Rector and John. N. Braca. Mr. Waksal also served on the Compensation Committee during Fiscal 2010 until he resigned from such position in February 2010. Mr. Rector currently serves as the chairman of the Compensation Committee. All members of our Compensation Committee are considered independent pursuant to Section 803 of the NYSE Amex Company Guide. Our Compensation Committee held nine (9) meetings during Fiscal 2010.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries. In addition, no member of the Compensation Committee had any relationships with us or any other entity that requires disclosure under the proxy rules and regulations promulgated by the SEC and none of our executive officers served on the Compensation Committee or board of any company that employed any member of our board.

Audit Committee. Our Audit Committee was established in July 1999. On June 27, 2008, our board adopted an Amended and Restated Audit Committee Charter. The primary responsibilities of our Audit Committee include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules.

Our Audit Committee is currently comprised of John N. Braca, David Rector and Rudolf Stalder. Mr. Van Hulst also served on the Audit Committee during Fiscal 2010 until he resigned from such position in November 2009. Mr. Braca currently serves as the chairman of the Audit Committee. The NYSE Amex currently requires an Audit Committee comprised solely of independent directors. Messrs. Braca, Rector and Stalder are “independent” members of our board as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 803 of the NYSE Amex Company Guide. In addition, our board of directors has determined that Mr. Braca satisfies the definition of an audit committee “financial expert” as set forth in Item 407(d) (5) of Regulation S-K promulgated by the SEC. Our Audit Committee held six (6) meetings during Fiscal 2010.

Review and Approval of Related Person Transactions

Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•	the purpose and potential benefit to us of the transaction.

Nominating and Corporate Governance Committee. The primary responsibilities of our Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines adopted on October 15, 2004, and amended and restated on June 27, 2008 include:

•	identifying individuals qualified to become our board members;

•	evaluating and recommending to our board the persons to be nominated for election as directors at any meeting of stockholders and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board a set of corporate governance principles applicable to Senesco; and

•	overseeing the evaluation of our board.

Our Nominating and Corporate Governance Committee was formed on September 29, 2004, and it is currently comprised of Messrs. Stalder, Forbes and Quick. Mr. Forbes currently serves as the chairman of the Nominating and Corporate Governance Committee. All members of our Nominating and Corporate Governance Committee are independent, as independence for nominating and corporate governance committee members is defined under Section 803 of the NYSE Amex Company Guide. The Nominating and Corporate Governance Committee had one (1) meeting during Fiscal 2010.

The Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee considers the diversity of the professional experience, education and skill set in identifying the director nominees.

Code of Business Ethics and Conduct. On March 17, 2003, our board adopted a Code of Business Ethics and Conduct, which may also be found on our website at www.senesco.com.  Our Code of Ethics contains written standards designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC and in other public communications made by the Company;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

•	accountability for adherence to our Code of Ethics.

Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics.

Director Candidates

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria contained in the committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. In addition, although we do not have a formal diversity policy, we review diversity as one of the criteria for nomination. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than $2,000 in market value, or 1%, of our common stock for at least one (1) year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Independent Directors

Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Lead Director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Lead Director considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors, c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901. Our Corporate Secretary will forward such communications to our Lead Director, with a copy to the Chairman of our board.

Compensation of Directors

We use a combination of cash and equity-based compensation to attract and retain qualified individuals to serve on our board. Dr. Thompson has received compensation for providing research and development management services to us and does not receive any additional compensation for his services as a board member. See “Certain Relationships and Related Transactions” which sets forth the details of the compensation for Dr. Thompson.

Equity Grants Fiscal 2010:

We do not automatically grant options or other equity to our board. Our Compensation Committee reviews the equity program each year with its compensation consultant and determines the appropriate level of the equity awards.

In October 2010, the Committee granted the following options to the directors (other than Dr. Thompson) for their service during Fiscal 2010. Such grants became effective on November 17, 2010, which was two (2) trading days after we filed our quarterly report on Form 10-Q for the quarter ended September 30, 2010:

Director	Total # of Options Granted
Harlan W. Waksal, M.D.	200,000
Rudolf Stalder	100,000
Christopher Forbes	125,000
Thomas C. Quick	100,000
John N. Braca	150,000
David Rector	150,000
Jack Van Hulst(1)	100,000
Warren J. Isabelle	100,000

(1)	Mr. Van Hulst was employed by the Company as its chief executive officer from November 16, 2009 through May 24, 2010; the options were granted in connection with his service as a board member.

Such grants vest as follows: one-half (1/2) upon the date of grant and the remaining one-half (1/2) will vest one (1) year from the date of grant, subject to continued board service through the vesting date. .

Additionally, in October 2010, the Committee granted an additional 500,000 options to Harlan W. Waksal, M.D. for his commitment, leadership and individual performance during Fiscal 2010. Such grant also became effective on November 17, 2010, which was two (2) trading days after we file our quarterly report on Form 10-Q for the quarter ended September 30, 2010. Twenty-five percent (25%) of such options shall vest on the first anniversary of the date of grant and one-thirty-six of such grant each month thereafter, subject to continued board service through each vesting date.

Cash Compensation

Commencing in Fiscal 2009, after review and consultation with the Compensation Committee’s compensation consultant, we implemented a new cash compensation plan for our directors pursuant to which we pay each director (other than Dr. Thompson) cash compensation as consideration for their service on our board for each fiscal year as follows:

Annual (Base) Retainer	$10,000
Per Scheduled Board Meeting Fee	$1,500	(1)
Per Committee Meeting Fee	$750	(2)
Additional Annual Retainer:
Chairman of the Board	$5,000
Audit Committee Chair	$3,500
Compensation Committee Chair	$3,500
Nominating and Corporate Governance Committee Chair	$1,500
Non-Chair Committee Member Additional Retainer (All Committees)	$1,000
Maximum Per Diem For All Meetings	$2,000

(1)	$750 for telephonic meetings (less than 30 minutes: $375).

(2)	$375 for telephonic meetings.

Such cash compensation is paid in quarterly increments. A director may elect, provided such election is made at the beginning of the Company’s fiscal year, to receive, in lieu of such cash payments, either (i) restricted stock units, or RSU’s, covering that number of shares having a fair market value on the grant date equal to such cash award or (ii) options in an amount equal to twice the number of RSU’s that would have been received. Such election to receive (y) cash or (z) equity in the form of RSU’s or options applies for the entire year. The directors have all elected to receive options in lieu of cash for Fiscal 2010 and Fiscal 2011, except for Messrs. Braca and Rector, who have elected to receive their retainer fees in cash and their meeting fees in options, and Mr. Isabelle, who has elected to receive his fees in cash. The RSU’s or options for each quarter are granted effective two (2) days following the filing of our quarterly reports on Form 10-Q for that quarter and are fully vested as of the grant date. The exercise price of the options will be the closing price on the grant date.

Further, in consideration for his service on a Finance Committee of the board, from November 16, 2009 through May 31, 2010, Mr. Braca received additional board compensation in the amount of $6,000 a month as well as 10,000 options per month to purchase shares of the Company’s common stock. Such options vested on the last business day of each applicable fiscal quarter in accordance with the terms of the Company’s 2008 Incentive Compensation Plan, but were not issued until at least two (2) trading days after the Company issues its financial results for each applicable fiscal quarter. The Committee further indicated that such compensation was in addition to any other fees received by Mr. Braca for his service on the board and its other committees.

We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Senesco business.

Director Compensation

The table below shows the compensation paid or awarded to our directors (other than Dr. Thompson) during the fiscal year ended June 30, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Rudolf Stalder	—	—	$56,153	—	—	—	$56,153
Christopher Forbes	—	—	$42,632	—	—	—	$42,632
Thomas C. Quick	—	—	$32,928	—	—	—	$32,928
John N. Braca	$57,125	—	$60,226	—	—	—	$117,351
David Rector	$18,125	—	$43,248	—	—	—	$61,373
Jack Van Hulst(2)	—	—	$33,502	—	—	—	$33,502
Harlan W. Waksal, M.D.	—	—	$57,132	—	—	—	$57,132
Warren J. Isabelle	$26,300	—	$4,362	—	—	—	$30,662

(1)
Represents the aggregate grant date fair value for stock options granted in Fiscal 2010 as described below calculated in accordance with the FASB ASC Topic 718 and were not adjusted to take into account any estimated forfeitures. For information regarding assumptions underlying the FASB ASC Topic 718 valuation of equity awards, see Note 7 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2010. Does not include the aggregate grant date fair value for stock options granted in October 2010.

As described above, our non-employee directors (other than Mr. Isabelle) have elected to receive option grants in lieu of their cash compensation. Accordingly, on November 19, 2009, February 19, 2010, and May 20, 2010, each of these non-employee directors received options to purchase shares of our common stock pursuant to the provisions of the 2008 Stock Plan. Additionally, on November 19, 2009, the non-employee directors were granted additional options for their service during Fiscal 2009. The options have an exercise price of $0.39 per share, $0.29 per share and $0.61 per share, respectively, the fair market value of the common stock on the grant dates (except for the grants to Christopher Forbes, which have exercise prices of $0.43 per share, $0.32 per share and $0.67 per share, respectively (110% of the fair market value of the common stock on the grant date).

The following table sets forth information relating to options granted to the directors during Fiscal 2010.

Director	Option Grant Date	Exercise Price	# of Shares	Grant Date Fair Value
	5/20/2010	$0.61	10,041	$4,464
Rudolf Stalder	2/19/2010	$0.29	56,666	$11,719
	11/19/2009	$0.39	122,949	$26,998
	5/20/2010	$0.67	9,631	$4,228
Christopher Forbes	2/19/2010	$0.32	54,166	$10,692
	11/19/2009	$0.43	88,718	$19,957
	5/20/2010	$0.61	6,967	$3,097
Thomas C. Quick	2/19/2010	$0.29	43,334	$8,961
	11/19/2009	$0.39	60,898	$14,384
	5/20/2010	$0.61	35,533	$15,800
John N. Braca	2/19/2010	$0.29	65,834	$13,614
	11/19/2009	$0.39	88,462	$19,462
	5/20/2010	$0.61	5,533	$2,460
David Rector	2/19/2010	$0.29	50,834	$10,512
	11/19/2009	$0.39	86,539	$18,926
	5/20/2010	-	-	-
Jack Van Hulst	2/19/2010	$0.29	29,166	$6,031
	11/19/2009	$0.39	86,410	$20,985
	5/20/2010	$0.61	22,951	$10,205
Harlan W. Waksal, M.D.	2/19/2010	$0.29	77,500	$16,027
	11/19/2009	$0.39	136,923	$30,900
Warren J. Isabelle	11/19/2009	$0.39	25,000	$4,362

The following table shows the total number of shares of our common stock subject to option awards (vested and unvested) held by each non-employee director as of June 30, 2010:

Director	Total # of Options Outstanding
Rudolf Stalder	909,951
Christopher Forbes	478,211
Thomas C. Quick	371,205
John N. Braca	469,569
David Rector	452,646
Jack Van Hulst	378,032
Harlan W. Waksal, M.D.	263,958
Warren J. Isabelle	25,000

(2)                 Mr. Van Hulst was employed by the Company as its chief executive officer from November 16, 2009 through May 24, 2010. The compensation disclosed above is compensation paid to him in consideration for his services a board member; the compensation paid to Mr. Hulst for his services as our chief executive officer is set forth in the Summary Compensation Tables below.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company’s equity securities with the SEC.  All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our Reporting Persons.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Leslie J. Browne, Ph.D.	61	President and Chief Executive Officer	May 2010

John E. Thompson, Ph.D.	69	Executive Vice President and Chief Scientific Officer, Director	July 2004
Joel P. Brooks(1)	52	Chief Financial Officer, Treasurer and Secretary	December 2000
Richard Dondero(2)	61	Vice President of Research and Development	July 2004

(1)
Mr. Brooks was appointed our Chief Financial Officer and Treasurer in December 2000. Mr. Brooks was appointed our Secretary in May 2010. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry. Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc. He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992. Mr. Brooks is also a director and chairman of the audit committee of USA Technologies, Inc. Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University in February 1983.

(2)
Mr. Dondero was appointed our Vice President of Research and Development in July 2004. From July 2002 until July 2004, Mr. Dondero was a Group Leader in the Proteomics Reagent Manufacturing division of Molecular Staging, Inc., a biotech firm engaged in the measurement and discovery of new biomarkers. From 1985 through June 2001, Mr. Dondero served in several roles of increasing responsibility through Vice President of Operations and Product Development at Cistron Biotechnology, Inc. From 1977 through 1985, Mr. Dondero served as a senior scientist at Johnson and Johnson, and from 1975 through 1977, as a scientist at Becton Dickinson. Mr. Dondero received his Bachelor of Arts degree from New Jersey State University in 1972 and his Master of Science degree from Seton Hall University in 1976.

None of our current executive officers are related to any other executive officer or to any of our directors. Our executive officers are elected annually by our board and serve until their successors are duly elected and qualified.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the principles underlying our compensation policies and decisions and the principal elements of compensation paid to our executive officers during Fiscal 2010 and as anticipated for Fiscal 2011. Our Chief Executive Officers, Chief Financial Officer and all of our other executive officers included in the Summary Compensation Table will be referred to as the “named executive officers” for purposes of this discussion.

Compensation Objectives and Philosophy

The Compensation Committee, also referred to herein as the Committee, of the board is responsible for the following:

•	annually reviewing and approving, or recommending for approval by our board, the corporate goals and objectives relevant to executive officer compensation;

•	reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•	preparing the Compensation Committee report, including the Compensation Discussion and Analysis;

•	administering our 2008 Incentive Compensation Plan, or similar stock plan adopted by our stockholders; and

•	reviewing and making recommendations to our board with respect to director compensation.

As part of this process, the Committee seeks to accomplish the following objectives with respect to our executive compensation programs:

•	to motivate, recruit and retain executives capable of meeting our strategic objectives;

•	to provide incentives to ensure superior executive performance and successful financial results for us; and

•	to align the interests of executives with the long-term interests of our stockholders.

•

The Committee seeks to achieve these objectives by:

•	linking a substantial portion of compensation to our achievement of long-term and short-term financial objectives and the individual’s contribution to the attainment of those objectives;

•
providing long-term equity-based incentives and encouraging direct share ownership by executives with the intention of providing incentive-based compensation to encourage a long-term focus on company profitability and stockholder value; and

•	understanding the marketplace and establishing a compensation structure that is adjusted for our position in the marketplace and our current financial condition and limited capital resources.

•

Setting Executive Compensation

In Fiscal 2009, the Committee engaged J. Richard and Co., also referred to herein as J. Richard, a nationally recognized compensation consulting firm, to provide competitive compensation data and general advice on our compensation programs and policies for our Chief Executive Officer; J. Richard was available for consultation with the Committee to discuss the compensation programs for our other named executive officers. During Fiscal 2009, J. Richard performed a market analysis of the compensation paid by comparable companies and provided the Committee with recommended compensation ranges for the Chief Executive Officer based on the competitive data. In addition, the Chief Executive Officer provided recommendations to the Committee with respect to the compensation packages for our other named executive officers for Fiscal 2009.

For Fiscal 2010, the Committee’s objective was to target each component of compensation listed below to be competitive with comparable positions at peer group companies, and to target the total annual compensation of each named executive officer at the appropriate level for comparable positions at the competitive peer group companies.

During the compensation review process for Fiscal 2010, the Committee elected not to engage an independent compensation consultant for a full review of the Company’s compensation policies. This decision was based on the Committee’s belief that prior years analysis did not closely enough parallel the scope of our business relative to the breadth of operations in general, executive officers scope of duties and responsibilities, position in the life cycle, financial responsibilities, capitalization and size of management staff. The Committee also met with the Chief Executive Officer who agreed with the approach not to engage an outside consultant for a full review of the Company’s compensation policies and agreed to provide a review of management’s performance against objectives for the period to assist in ascertaining equity award levels. However, during the compensation review process for Fiscal 2010, the Committee engaged J. Richard as its compensation consultant, on an as needed basis regarding its proposed programs and approaches to compensation during Fiscal 2010, for which J. Richard was compensated. Other than as described above, J. Richard did not provide any additional services to the Committee or the Company for Fiscal 2010, and compensation to J. Richard for services rendered in Fiscal 2010 was less than $120,000. In addition, the Committee consulted with J. Richard in connection with its plans for Fiscal 2011.

The Committee elected to identify various companies in the biotech sector it felt were somewhat close in scope of operation to the Company. It became evident, as in prior years, that due to the key banner points listed above (the breadth of operations in general, executive officers scope of duties and responsibilities, position in the life cycle, financial responsibilities, capitalization and size of management staff) it is very difficult to identify such public entities for comparative purposes. For Fiscal 2010 and Fiscal 2009, the companies we elected to evaluate were as follows: Adolor Corporation (ADLR); MDRNA Inc. (MRNA); Anesiva Inc. (ANSV); Santarus Inc. (SNTS); Sequenom, Inc.(SQNM); Cubist (CBST); Lexicon (LXRX); and Targacept, Inc. (TRGT). In selecting companies to survey for such compensation purposes, the Committee considered many factors not directly associated with the stock price performance of those companies, such as geographic location, development stage, organizational structure and market capitalization. For this reason, there is not a meaningful correlation between the companies included within the peer group identified for comparative compensation purposes and the companies included within the RDG Micro Biotechnology Index.

In determining the compensation of each named executive officer, the Committee also considers a number of other factors, including our recent performance and the named executive officer’s individual performance, the Chief Executive Officer’s recommendations and the importance of the executive’s position and role in relation to execution of the Company’s strategic plan. There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components. Instead, the Committee determines the mix of compensation for each named executive officer based on its review of the competitive data, its subjective analysis of that individual’s performance and contribution to our financial performance, the financial strength and outlook of the Company and, most of all, what is considered fair and reasonable based on the scope of operations and responsibilities of the officer. For the Chief Executive Officer, for Fiscal 2010, the Committee set his performance targets and compensation levels based upon the input from the Committee’s analysis and from the Chief Executive Officer. For other named executive officers, the Committee sets performance targets and compensation levels after taking into consideration recommendations from the Chief Executive Officer.

Components of Compensation

For Fiscal 2010, our executive compensation program included the following components:

•	base salary;

•	cash bonuses;

•	annual short-term equity incentives;

•	a continuation of the long-term equity incentive program; and

•	change in control and other severance arrangements.

•

Fiscal 2011 Compensation

Currently, for Fiscal 2011, our executive compensation program includes the following components:

•	base salary;

•	annual short-term equity incentives; and

•	a continuation of the long-term equity incentive program.

•

The Committee seeks to align the named executive officers’ and stockholders’ interests in a pay for performance environment. On average, a large portion of an executive officer's total compensation is at risk, with the amount actually paid tied to achievement of pre-established objectives and individual goals.

Base Salary

In General – It is the Committee’s objective to set a competitive rate of annual base salary or consulting fees for each named executive officer. The Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their executive officers with a guaranteed annual component of compensation that is not subject to performance risk. However, the Committee recognizes that we are still a development stage company, with little to no revenue currently and believes that developing too rigid of a compensation structure can become detrimental to our progress.

When compared to comparable positions at the competitive peer group companies, it is the Committee’s objective to target the base compensation level of executive officers below the 50th percentile because of our current financial position. Historically, the compensation level for our executive officers has been below the 25th percentile of competitive peer group companies. However, in determining the compensation of each executive officer, the Committee also considers a number of other factors, including recent Company and individual performance, the officer’s position and responsibilities and the CEO’s recommendations (with respect to officers other than the CEO). .

Base Salary for Fiscal 2010 – For Fiscal 2010, each named executive officer’s salary was not increased from the Fiscal 2009 levels as the Committee deemed the scope of their resource management (i.e. personnel, operating budgets, and outside relationships) were commensurate, fair and reasonable relative to their current base salary rate. The table below shows annual Fiscal 2010 and Fiscal 2009 base salary or consulting rates for each named executive officer:

		2010		2009		%
Name	Title	Salary		Salary		Increase

Leslie J. Browne, Ph.D.	President and Chief Executive Officer (1)	$250,000		$0		0.0%
Bruce C. Galton	President and Chief Executive Officer (2)	$255,000		$255,000		0.0%
Jack Van Hulst	President and Chief Executive Officer (3)	$60,000		$0		0.0%

John E. Thompson	Executive Vice-President and Chief
	Scientific Officer	$65,000	(4)	$65,000	(4)	0.0%
Sascha P. Fedyszyn	Vice-President of Corporate
	Development and Secretary (5)	$107,500		$107,500		0.0%
Joel P. Brooks	Chief Financial Officer and Treasurer	$160,000		$160,000		0.0%
Richard Dondero	Vice-President of Research and
	Development	$143,000		$143,000		0.0%

(1)	Dr. Browne was appointed President and Chief Executive Officer on May 25, 2010.
(2)	Mr. Galton resigned from the Company on November 16, 2009.
(3)	Mr. Van Hulst was appointed President and Chief Executive Officer on November 16, 2009 and resigned as President and Chief Executive Officer on May 24, 2010.
(4)	Represents consulting fees paid under a consulting agreement.
(5)	Mr. Fedyszyn resigned from the Company on February 1, 2010.

Effective November 16, 2009, Jack Van Hulst, a member of our board of directors, assumed the role of President and Chief Executive Officer of Senesco. We did not enter into an employment agreement with Mr. Van Hulst; however, the Committee and independent members of the board determined to pay to Mr. Van Hulst a monthly salary in the amount of $5,000 and to grant to Mr. Van Hulst options to purchase shares of our common stock, par value $0.01, in the amount of 25,000 options per month, pursuant to our 2008 Incentive Compensation Plan. Such options vested immediately upon each issuance. Such options were granted quarterly, two (2) trading days following the Company’s filing of its quarterly report for the respective quarterly period. Mr. Van Hulst resigned as President and Chief Executive Officer on May 24, 2010, but remains a member of our board of directors.

Base Salary for Fiscal 2011 – For Fiscal 2011, after a review of the factors discussed above, the following named executive officer’s salaries were increased as follows.

		2011	2010	%
Name	Title	Salary	Salary	Increase

Joel P. Brooks	Chief Financial Officer , Treasurer
	and Secretary	$164,800	$160,000	3.0%
Richard Dondero	Vice-President of Research and
	Development	$147,300	$143,000	3.0%

The Committee did not change the salary of Leslie J. Browne, Ph.D., our President and Chief Executive Officer, due to the fact that Dr. Browne’s compensation was recently determined in connection with his appointment to his current positions in May 2010. Additionally, the Committee did not change the consulting fee for John E. Thompson, Ph.D., our Executive Vice President and Chief Scientific Officer, as such consulting fee will be reviewed and revised, as necessary, by the Committee in connection with the board’s review of our research and development budget for Fiscal 2011.

Annual Bonuses for Fiscal 2010– In October 2010, cash bonuses were granted to Mr. Brooks and Mr. Dondero in the amount of $15,000 each for services rendered in Fiscal 2010.

The Committee wishes to provide additional compensation to all of the named executive officers, including the Chief Executive Officer, through the development of incentive programs based on the named executives performance and attainment of stated objectives that enhance shareholder value in order to (i) link a substantial portion of their compensation to the achievement of short-term and long-term objectives and (ii) to save cash given our limited capital resources.

Annual Bonuses for Fiscal 2011– Bonuses will be determined at the discretion of the board after the end of the fiscal year based upon the recommendation of the Committee.

Short Term Incentive Equity Awards

In General – A portion of each named officer’s compensation is provided in the form of short-term equity awards. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the short-term interests of our named executive officers with those of our stockholders.

Short-term equity awards were made in the form of incentive stock options, also referred to herein as ISO’s, for tax purposes. The Committee has followed a grant practice of tying equity awards to its annual year-end review of individual performance, its assessment of our performance and our operational results.

Incentive Stock Option Fiscal 2010 Awards – On February 16, 2010, the Committee determined to award options to purchase shares of common stock of the Company, par value $0.01, to each of Joel Brooks and Richard Dondero.  These option grants were intended to retain such officers and to motivate such officers in the continued performance of their respective offices.

Accordingly, effective February 19, 2010, Mr. Brooks and Mr. Dondero were each granted options to purchase 300,000 shares of the Company’s common stock pursuant to the Company’s 2008 Incentive Compensation Plan.  Such options vest as follows:

•	Options to purchase 60,000 shares of common stock vest immediately upon issuance; and
•	Unless otherwise determined by the Committee, options to purchase up to 60,000 shares of common stock vest on each of June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013.

The Committee had the right to evaluate Mr. Brooks’ and Mr. Dondero’s respective performances during the fiscal year preceding each vesting date and unilaterally reduce their unvested options in the Committee’s sole discretion.  The unvested options of a relevant officer shall be forfeited upon the termination of such officer’s employment.  The options were granted at an exercise price equal to the fair market value of the Company’s common stock on February 19, 2010 or $0.29.

Short-Term Incentive Plan for Fiscal 2011 – The Committee, in coordination with the Company’s Chief Executive Officer, has established the Company’s short-term goals and objectives for Fiscal 2011, which include the following:

•	Contributions relating to the development of the Company’s SNS01-T assets:

o	Submit IND for Phase I/II clinical trial;
o	Initiate Phase I/II clinical trial;
o	Plan Phase II clinical trial;
o	Develop SNS01-T development plan to NDA submission;

•	Contributions relating to finance objectives:

o	Maintain sufficient capital resources;
o	Maintain NYSE Amex compliance;
o	Increase shareholder communications and enhance investor relations;

•	Contributions relating to corporate development:

o	Update corporate strategy; and
o	Re-align Company structure to best implement corporate strategies.

The foregoing goals and objectives shall be weighted as follows: 50% for contributions relating to the development of the Company’s SNS01-T assets; 25% to contributions relating to finance objectives; and 25% to contributions relating to corporate development. The option awards for each of the foregoing goals and objectives shall be equally allotted to the following named executive officers – Dr. Browne and Messrs. Brooks and Dondero – at one-third each.

The Committee, working with the Company’s Chief Executive Officer, has identified additional individual performance goals and objectives for Fiscal 2011 for Messrs. Brooks and Dondero, which primarily include broadening their knowledge base and leadership profile within the scientific and business community of our peers, competitors, clients and customers.

In October 2010, the Committee determined to award the following options to purchase shares of common stock of the Company, par value $0.01, to the following named executive officers in connection with the short-term goals and objectives for Fiscal 2011:

Leslie J. Browne, Ph.D.	725,000
Joel Brooks	425,000
Richard Dondero	425,000
John E. Thompson, Ph.D.	425,000

Such options were granted on November 17, 2010, which was two days after the filing of our quarterly report on Form 10-Q for the period ended September 30, 2010, and have an exercise price of $0.26, which is equal to the closing price of the common stock on the date of grant. Twenty-five percent (25%) of such options will vest on the first anniversary of the date of grant with the balance vesting at a rate of 1/36 for each month thereafter, unless the Committee has determined that the performance metrics have not been met.

Long-Term Incentive Equity Awards

In General – A portion of each named executive officer’s compensation is provided in the form of long-term incentive equity awards as set forth in the Long-Term Incentive Plan (the “LTIP”) discussed below. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the long term interests of our named executive officers with those of our stockholders.

Beginning with the LTIP for the Fiscal 2008, equity awards have been made in the form of restricted stock units, also referred to herein as RSU’s; however, each executive officer could elect to receive an equity award in the form of stock options. Beginning with Fiscal 2010, equity awards have been made in the form of stock options. Under the LTIP, equity awards are based upon of the completion of certain event milestones (“LTIP Event Milestones”) to be achieved over a period of 3 years as discussed below. Accordingly, it is expected that any equity awards to the named executive officers under the LTIP will be made promptly after the completion of each LTIP Event Milestone based on the level of achievement of the milestones. The Committee has established LTIP grant guidelines for eligible named executive officers based on competitive annual grant data provided by management’s compensation consultant and by J. Richard, the Committee’s compensation consultant.

Long-Term Incentive Plan – For the Fiscal 2008 LTIP period beginning on December 13, 2007 (the “LTIP Effective Date”) and ending on the earlier of (i) the completion of the Third LTIP Event Milestone or (ii) three (3) years from the LTIP Effective Date LTIP equity grants were to be made to our named executive officers in the form of RSU’s and ISO’s, based on achievement of the LTIP Event Milestones Each RSU entitles the recipient to receive one share of our common stock upon vesting or upon a designated date or event following such vesting. Each named executive had the option of receiving their RSU grant in the form of RSU’s or ISO’s. If a named executive chose to receive ISO’s in lieu of RSU’s, then such named executive was granted twice as many ISO’s, due to the exercise price of such ISO’s.

The total RSU’s and ISOs in the LTIP pool awarded to our named executive officers was 775,000 shares, which consisted of 225,000 RSU’s and 550,000 ISO’s, representing 3.9% of the outstanding shares as of July 1, 2009.

The LTIP Event Milestones to be achieved, the weighting allocated to each milestone, amount and percentage of the RSU’s and ISOs to be awarded, as adjusted for forfeitures to all the named executive officers as a whole for the completion of each of the three LTIP Event Milestones are as follows:

LTIP Event Milestone	Percentage of LTIP RSU and ISO Award Pool	Total Amount of RSUs and ISO’s Awarded As a Whole to All Named Executive Officers
First LTIP Event Milestone.
The Execution of a Research Agreement to Conduct Phase I/II Trials at a Research Facility	20%	120,000

Second LTIP Event Milestone.
The Filing and Acceptance by the U.S. FDA of an investigation new drug application, or IND, by the date set by the Committee	20%	120,000

Third LTIP Event Milestone.
The Successful Completion of Phase I/II Trials Approved by the FDA by the date set by the Committee	60%	360,000

The LTIP awards for each named executive officer upon the completion of each individual LTIP Event Milestone was to be as follows:

Name	Title	Percentage of Total RSU’s Awarded Upon Completion of a LTIP Event Milestone	Number of RSU’s Awarded upon Completion of First LTIP Event Milestone	Number of RSU’s Awarded upon Completion of Second LTIP Event Milestone	Number of RSU’s Awarded upon Completion of Third LTIP Event Milestone

Joel P. Brooks(1)	Chief Financial Officer, Treasurer and Secretary	10%	10,000	10,000	30,000

John E. Thompson(2)	Executive Vice-President and Chief Scientific Officer	25%	50,000	50,000	150,000

Richard Dondero(2)	Vice-President of Research and Development	30%	60,000	60,000	180,000

Bruce C. Galton(1) (3)	Former President and Chief Executive Officer	25%	25,000	25,000	75,000

Sascha P. Fedyszyn(1)(4)	Former Vice-President of Corporate Development and Secretary	10%	10,000	10,000	30,000

(1)	Represents RSU’s.

(2)	Represents ISO’s.

(3)	Mr. Galton resigned from the Company on November 16, 2009 and, thus his awards set forth above, which were unvested at the time of his resignation, were forfeited.

(4)	Mr. Fedyszyn resigned from the Company on February 1, 2010 and, thus his awards set forth above, which were unvested at the time of his resignation, were forfeited

The Committee reviewed the LTIP Event Milestones and determined that the First LTIP Event Milestone had been met and the RSU’s and ISOs related to such event were granted to Messrs. Brooks and Dondero and Dr. Thompson on November 17, 2010, which was two trading days after the filing of our quarterly report on Form 10-Q for the period ended September 30, 2010. Each such option grant had an exercise price of $0.99 per share, the closing selling price of our stock on the grant date. The Committee also determined that none of the remaining LTIP Event Milestones have been met and the RSU’s and Options related to such events expired on December 13, 2010.

Market Timing of Equity Awards. The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients, and accordingly, there is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. In general, we will attempt, when possible, to make equity awards to our executive officers and directors promptly after the release of our financial results. For example, the October 2010 awards on November 17, 2010, which was two trading days after the filing of our quarterly report on Form 10-Q for the quarter ended September 30, 2010.

Clawback Policy

The Company is reviewing its current “clawback” policy which provides for recoupment of incentive compensation in certain circumstances in connection with the enactment of recent regulations in that regard and is awaiting final SEC rules and regulations in order to revise its “clawback” policy in compliance with such rules and regulations.

Analysis of Risk Associated with our Compensation Plans

In making decisions regarding compensation program design and pay levels, our Compensation Committee and senior management, working with our Audit Committee, consider many factors, including any potential risks to the Company and its stockholders. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe the Company’s compensation plans are appropriately structured and are not reasonably likely to have a material adverse effect on the Company.

Executive Benefits and Perquisites

In General – The named executive officers also are provided with certain market competitive benefits. They are currently not provided with any perquisites. It is the Committee’s belief that such benefits are necessary for us to remain competitive and to attract and retain top caliber executive officers, since such benefits are typically provided by companies in the biotechnology industry and with other companies with which we compete for executive talent.

Retirement Benefits – The named executive officers may participate in the company-wide 401(k) plan. We do not make any contributions to the 401(k) plan and do not have any additional retirement benefits.

Other Benefits and Perquisites – All administrative employees, including the named executive officers, are eligible to receive standard health, disability, and life insurance. We do not provide any additional benefits and perquisites.

Employment Agreements

We had previously entered into employment agreements with our executive officers. During Fiscal 2009, the Committee determined that we could in no manner financially support the terms of the various employment agreements in effect. The Committee issued a notice of non-renewal to all named executive officers in effect not renewing the employment agreements moving forward following the various upcoming anniversary dates of each agreement. As such, Mr. Brooks’ employment agreement expired on June 30, 2010, and Mr. Dondero’s employment agreement expired on July 19, 2010. Each of the named executive officers have, following the expiration of their employment agreements, continued as employees on an “at will basis”, meaning that either we or the employees may discontinue their employment with or without notice or cause.  The employees’ respective salaries, duties and titles may be adjusted as determined by the Committee. In May 2010, we entered into an employment agreement with Dr. Browne in connection with his appointment as our chief executive officer. Such agreement was entered into with Dr. Browne as part of an inducement to join the Company and become our President and CEO in May 2010. The terms of the agreement with Dr. Browne are described in Employment Contracts, Termination of Employment, and Change in Control Arrangements below.

IRC Section 162(m) compliance

As a result of Section 162(m) of the Internal Revenue Code, publicly-traded companies such as us are not allowed a federal income tax deduction for compensation, paid to the Chief Executive Officer and the three other highest paid executive officers, to the extent that such compensation exceeds $1 million per officer in any one year and does not otherwise qualify as performance-based compensation. Currently, our stock option compensation packages are structured so that compensation deemed paid to an executive officer in connection with the exercise of a stock option should qualify as performance-based compensation that is not subject to the $1 million limitation. However, other awards, like RSU’s, made under our stock incentive plans may or may not so qualify. In establishing the cash and equity incentive compensation programs for the executive officers, it is the Committee’s view that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, including cash bonus programs tied to our financial performance and RSU awards, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. It is the Committee’s belief that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to our financial success, even if part of that compensation may not be deductible by reason of the Section 162(m) limitation. For Fiscal 2010, none of our executive officer’s compensation reached the $1 million limitation. The Committee will continue to evaluate such $1 million limitation in Fiscal 2011.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation, Discussion and Analysis with management, and based on this review and these discussions, the Compensation Committee recommended to the board that the Compensation, Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A.

This report is submitted on behalf of the
Compensation Committee
David Rector, Chairman
John N. Braca

Summary Compensation Table

The following table sets forth information concerning compensation for services rendered in all capacities during the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008 awarded to, earned by or paid to: (i) each person who served as our Chief Executive Officer in Fiscal 2010; (ii) our Chief Financial Officer; and (iii) each of our three other executive officers whose total compensation for Fiscal 2010 was in excess of $100,000, collectively referred to herein as the named executive officers. No other executive officers who would have otherwise been includable in such table on the basis of total compensation for Fiscal 2010 have been excluded by reason of their termination of employment or change in executive status during that year.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($) (4)	Option Awards ($) (5)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Leslie J. Browne, Ph.D. (7)	2010	$27,885	-	-	$440,000	-	-		$467,885
(President and Chief	2009	-	-	-	-	-	-	-	-
Executive Officer)	2008	-	-	-	-	-	-	-	-
Jack Van Hulst (8)	2010	$32,538	-	-	$38,625	-	-	-	$74,514
(Former President and Chief	2009	-	-	-	-	-	-	-	-
Executive Officer)	2008	-	-	-	-	-	-	-	-
Bruce C. Galton (9)	2010	$91,612	-	-	-	-	-	$97,875	$189,487
(Former President and Chief	2009	$258,348	-	$39,600	-	-	-	-	$297,948
Executive Officer)	2008	$258,347	-	$49,723	-	-	-	$14,711	$308,070
Joel P. Brooks	2010	$163,306	$15,000	-	$66,000	-	-	-	$244,306
(Chief Financial Officer ,	2009	$161,986	-	$16,800	-	-	-	-	$178,786
Secretary and Treasurer)	2008	$149,885	-	$36,903	-	-	-	-	$186,788
Richard Dondero	2010	$146,677	$15,000	-	$66,000	-	-	-	$227,677
(Vice-President of	2009	$145,507	-	-	$34,960	-	-	-	$180,467
Research)	2008	$130,008	-	-	$286,381	-	-	-	$416,389
Sascha P. Fedyszyn (10)	2010	$56,407	-	-	-	-	-	$42,666	$99,073
(Former Vice-President of	2009	$108,091	-	$25,200	-	-	-	-	$133,291
Corporate Development and Secretary)	2008	$103,634	-	$24,948	-	-	-	$3,731	$128,582
John E. Thompson Ph.D.	2010	$65,000	-	-	-	-	-	-	$65,000
(Executive Vice-President	2009	$65,000	-	-	$22,080	-	-	-	$87,080
and Chief Scientific Officer)	2008	$65,000	-	-	$233,060	-	-	-	$298,060

(1)  Senesco’s fiscal year ends on June 30.

(2)  Such amount represents actual salary paid or earned, including such amounts deferred in connection with our 401K plan.

(3)  The bonus earned for the fiscal year ended June 30, 2010 was declared and paid in October 2010. There were no bonuses earned or paid during the fiscal years ended June 30, 2009 and June 30, 2008.

(4)  The amounts shown are the grant date fair value of RSU’s awarded to each named executive officer in each year. The fair values of the RSU’s awarded were calculated based on the fair market value of the underlying shares of common stock on the respective grant dates in accordance with FASB ASC Topic 718 and were not adjusted to take into account any estimated forfeitures. In accordance with the recently adopted SEC rules, the amounts previously reported in the “Stock Awards” column” column for 2009 and 2008 have been revised to reflect the grant date fair values of the awards granted in such years, as determined in accordance with FASB ASC Topic 718, excluding the effect of forfeitures.

(5) The amounts shown are the grant date fair value of stock options granted to each named executive officer, in accordance with FASB ASC Topic 718 pursuant to the Black Scholes pricing model. For a discussion of valuation assumptions used in the calculations, see Notes 2 and 12 of Notes to Consolidated Financial Statements included in Part II, Item 8 of our 2010 Form 10-K/A. The grant date fair values used to calculate such compensation costs were not adjusted to take into account any estimated forfeitures. In accordance with the recently adopted SEC rules, the amounts previously reported in the “Option Awards” column for 2009 and 2008 have been revised to reflect the grant date fair values of the awards granted in such years, as determined in accordance with FASB ASC Topic 718, excluding the effect of forfeitures.

(6) Such amount represents unused vacation time (12,750 for Mr. Galton and 7,456 for Mr. Fedyszyn) and severance (85,125 for Mr. Galton and 35,210 for Mr. Fedyszyn) paid during the fiscal year ended June 30, 2010 and unused vacation time paid during the fiscal year ended June 30, 2008.

(7) Dr. Browne was appointed President and Chief Executive Officer on May 25, 2010.

(8) Mr. Van Hulst served as our President and Chief Executive Officer from November 16, 2009 through May 24, 2010. He continues to serve as a member of our board. The compensation paid to him for his services as a board member are described in Director Compensation above.

(9) Mr. Galton resigned as our President and Chief Executive Officer on November 16, 2009.

(10) Mr. Fedyszyn resigned as our Vice-President Corporate Development and Secretary on February 1, 2010.

Executive Compensation Agreements

On July 1, 2003, Joel P. Brooks entered into an employment agreement with Senesco for a term of three (3) years. The agreement automatically renewed for successive one (1) year terms thereafter, unless written notice of termination was provided at least 120 days prior to the end of the applicable term. Notice of termination of the agreement was provided on May 18, 2009, and Mr. Brooks’ employment agreement expired on June 30, 2010.

On July 19, 2004, we hired Richard Dondero as our new Vice President of Research and Development. In conjunction with Mr. Dondero’s appointment, we entered into a three (3) year employment agreement with Mr. Dondero, effective July 19, 2004. The agreement automatically renewed for successive one (1) year terms thereafter, unless written notice of termination was provided at least 120 days prior to the end of the applicable term. Notice of termination of the agreement was provided on May 18, 2009 and Mr. Dondero’s employment agreement expired on July 18, 2010.

On May 25, 2010, we hired Leslie J. Browne, Ph.D. as our new President and Chief Executive Office. In conjunction with Dr. Browne’s appointment, we entered into an agreement whereby we will pay six months of severance at his base salary in effect at such time, in the event that Dr. Browne is terminated without cause within the first year of employment, which would amount to $125,000. He would also be provided with a continuation of his medical benefits for a period of six months from the date of termination.

Grants of Plan-Based Awards

The following Grants of Plan Based Awards table provides additional information about stock and option awards and equity incentive plan awards granted to our named executive officers during the fiscal year ended June 30, 2010.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Under- lying	Exercise or Base Price of Option	Grant Date Fair Value of Equity
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Leslie J. Browne, Ph.D.	5/25/2010	-	-	-	-	-	-	-	1,000,000	$0.55	$440,000
Jack Van Hulst	2/19/2010	-	-	-	-	-	-	-	37,500	$0.29	$8,250
	5/20/2010	-	-	-	-	-	-	-	75,000	$0.61	$34,500
Joel P. Brooks	2/19/2010	-	-	-	-	-	-	-	300,000	$0.29	$66,000
Richard Dondero	2/19/2010	-	-	-	-	-	-	-	300,000	$0.29	$66,000

  (1) The amounts shown are the grant date fair value of stock options granted to each named executive officer, in accordance with FASB ASC Topic 718 pursuant to the Black Scholes pricing model. For a discussion of valuation assumptions used in the calculations, see Notes 2 and 12 of Notes to Consolidated Financial Statements included in Part II, Item 8 of our 2010 Form 10-K/A. The grant date fair values used to calculate such compensation costs were not adjusted to take into account any estimated forfeitures.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our named executive officers which are outstanding as of June 30, 2010.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)		(e)	(f)	(g)	(h)	(i)		(j) (1)
Leslie J. Browne, Ph.D.	-		-	1,000,000	(2)	$0.55	5/25/2020	-	-	-		-
Jack Van Hulst	37,500		-	-		$0.29	2/19/2020	-	-	-		-
	75,000		-	-		$0.61	5/20/2020	-	-	-		-
Bruce C. Galton	130,000	(3)	-	-		$2.10	10/05/2011	-	-	-		-
	300,000	(4)	-	-		$2.05	12/01/2011	-	-	-		-
	50,000	(5)	-	-		$2.16	06/19/2013	-	-	-		-
	30,000	(5)	-	-		$3.15	12/16/2013	-	-	-		-
	35,000	(5)	-	-		$3.45	12/16/2014	-	-	-		-
	40,000	(5)	-	-		$1.40	12/14/2015	-	-	-		-
	40,000	(5)	-	-		$1.08	12/14/2016	-	-	-		-
Joel P. Brooks	120,000	(6)	-	180,000		$0.29	2/19/2020	-	-	-		-
	25,000	(5)	-	-		$2.25	12/01/2010	-	-	-		-
	15,000	(5)	-	-		$2.15	11/01/2011	-	-	-		-
	12,500	(5)	-	-		$1.65	10/09/2012	-	-	-		-
	20,000	(5)	-	-		$2.16	06/19/2013	-	-	-		-
	15,000	(5)	-	-		$3.15	12/16/2013	-	-	-		-
	20,000	(5)	-	-		$3.45	12/16/2014	-	-	-		-
	25,000	(5)	-	-		$1.40	12/14/2015	-	-	-		-
	25,000	(5)	-	-		$1.08	12/14/2016	-	-	-		-
	-		-	-		-	-	-	-	50,000	(7)	$16,000
Richard Dondero	120,000	(6)	-	180,000		$0.29	2/19/2020	-	-	-		-
	10,000	(5)	-	-		$3.45	12/16/2014	-	-	-		-
	25,000	(5)	-	-		$1.40	12/14/2015	-	-	-		-
	25,000	(5)	-	-		$1.08	12/14/2016	-	-	-		-
	71,924	(8)	-	-		$0.99	12/13/2017	-	-	-		-
	-		-	300,000	(7)	$0.99	12/13/2017	-	-	-		-
	76,000	(8)	-	-		$0.60	11/19/2018	-	-	-		-
Sascha P. Fedyszyn	35,000	(5)	-	-		$2.25	12/01/2010	-	-	-		-
	10,000	(5)	-	-		$2.15	11/01/2011	-	-	-		-
	10,000	(5)	-	-		$1.65	10/09/2012	-	-	-		-
	20,000	(5)	-	-		$2.16	06/19/2013	-	-	-		-
	15,000	(5)	-	-		$3.15	12/16/2013	-	-	-		-
	20,000	(5)	-	-		$3.45	12/16/2014	-	-	-		-
	20,000	(5)	-	-		$1.40	12/14/2015	-	-	-		-
	25,000	(5)	-	-		$1.08	12/14/2016	-	-	-		-
John E. Thompson Ph.D.	80,000	(5)	-	-		$2.05	12/01/2011	-	-	-		-
	20,000	(5)	-	-		$2.35	01/07/2013	-	-	-		-
	20,000	(5)	-	-		$3.15	12/16/2013	-	-	-		-
	55,000	(5)	-	-		$3.45	12/16/2014	-	-	-		-
	20,000	(5)	-	-		$1.40	12/14/2015	-	-	-		-
	25,000	(5)	-	-		$1.08	12/14/2016	-	-	-		-
	52,676	(8)	-	-		$0.99	12/13/2017	-	-	-		-
	-		-	250,000	(7)	$0.99	12/13/2017	-	-	-		-
	48,000	(8)	-	-		$0.60	11/19/2018	-	-	-		-

(1)	The amounts in this column are calculated by multiplying the number in column (i) by the closing price on June 30, 2010 of $0.32.
(2)	One-third of such options will vest on the first anniversary of the date of grant with one-thirty-sixth of the balance vesting each month thereafter.
(3)	100,000 of such options vested on the date of grant and an additional 10,000 options vested on each of the one month, two month and three month anniversary of the date of grant.
(4)	100,000 of such options vested on each of the first, second and third anniversary of the date of grant.
(5)	One-third of such options vested on the date of grant and an additional one-third of such options vested or will vest on each of the first and second anniversary of the date of grant.
(6)
60,000 of such options vested on the date of grant and an additional 60,000 of such options vested on June 30, 2010. One-third of the remaining options will vest on each of June 30, 2011, June 30, 2012 and June 30, 2013.

(7)
Such amounts consist of performance based RSU’s which will vest if certain milestones are met under our long-term incentive plan. As disclosed herein, the Second and Third LTIP Event Milestones were not met, and therefore, the RSU’s assigned for such milestones were forfeited.

(8)	Such amounts consist of performance based options which have vested upon the achievement of certain milestones or will vest if certain milestones are met under our and long-term incentive plan.

Options Exercised and Stock Vested

The table below shows option exercise and stock award vesting activity for our named executive officers during the year ended June 30, 2010.

	Option Awards		Stock Awards
	Number of Shares	Value	Number of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)(1)
(a)	(b)	(c)	(d)	(e)

Leslie J. Browne Ph.D.	—	—	—	—
Jack Van Hulst	—	—	—	—
Bruce C. Galton	—	—	49,500	$19,800
Joel P. Brooks	—	—	26,600	$10,374
Sascha Fedyszyn	—	—	39,900	$15,561
Richard Dondero	—	—	—	—
John E. Thompson, Ph.D.	—	—	—	—

(1)	Such amounts in this column were calculated by multiplying the number in column (d) by the closing price on the date of vesting.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

As previously disclosed, none of our named executive officers, except Dr. Browne, has a current employment agreement or any termination or change of control arrangements with the Company. The terms of Dr. Browne’s employment are set forth in an Offer Letter dated May 25, 2010 (the “Offer Letter”), whereby Dr. Browne is entitled to an annual salary in the amount of $250,000 and to grants of options to purchase shares of the Company’s common stock in the amount of 1,000,000 options which shall vest 25% one year from grant date (or 250,000 shares) and 1/36 of the remaining options (or 750,000 shares) shall vest on the first of each month thereafter. In the event Dr. Browne is terminated from his employment with the Company without Cause (as defined in the Offer Letter) during his first year of employment, the Company will pay him six (6) months worth of severance at his base salary which is then in effect, which shall be paid over time in accordance with normal payroll practices, as well as six (6) months worth of medical benefits.

Executive Severance. Certain of our named executive officer’s had employment agreements which contained severance provisions. The following table shows the potential incremental payments to our named executive officers in the event of their termination or termination in connection with a change of control of our company as of June 30, 2010. John E. Thompson, Ph.D. is not included in this table as he does not currently, and did not as of June 30, 2010, have an employment contract or any termination or change of control arrangements with the Company.

	Leslie J. Browne, Ph.D.		Joel P. Brooks (1)		Richard Dondero (2)
Benefit	Without Cause $ (3)	Change in Control $	Without Cause $	Change in Control $	Without Cause $ (3)	Change in Control $ (4)
Cash Severance(5)	$125,000	$-	$-	$-	$143,000	$125,457
# of Months	6	-	-	-	12	12
Equity
Unvested Restricted Stock	$-	$-	$-	$-	$-	$-
Unvested RSU’s	$-	$-	$-	$-	$-	$-
Unvested Options	$-	$-	$-	$-	$-	$-
Common Stock	$-	$-	$-	$-	$-	$-
Other Benefits
Health, Disability and Life Insurance	$-	$-	$-	$-	$-	$-
Total	$125,000	$-	$-	$-	$143,000	$125,457

(1)	Mr. Brooks’ employment agreement terminated on June 30, 2010.

(2)	Mr. Dondero’s employment agreement terminated on July 19, 2010.

(3)	Such amounts are calculated using the named executive’s base salary in effect as of June 30, 2010 multiplied by the number of months of severance the named executive is entitled to.

(4)	Such amounts are calculated using the named executive’s average compensation paid during the past five years multiplied by the number of months of severance the named executive is entitled to.

(5)	Such amounts are payable as a lump sum.

Equity Compensation Plans

The following table reflects information relating to equity compensation plans as of June 30, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Stock Option plans approved by security holders	7,319,172	(1)	$1.13	7,935,712	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	7,319,172	(1)	$1.13	7,935,712	(2)

(1)	Issued pursuant to our 1998 Stock Plan and 2008 Stock Plan.

(2)	Available for future issuance pursuant to our 2008 Stock Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of stock entitled to vote at the Meeting. Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 295 holders of record of our common stock, and we had outstanding 74,766,236 shares of our common stock and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (ii) each of our directors, which includes all nominees, and our Named Executives; and (iii) all of our directors and our current executive officers as a group.
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
(i) Certain Beneficial Owners:
Partlet Holdings Ltd.
International House, 1st Floor
41, The Parade
St. Helier, JERSEY, Channel Islands	7,961,309	(4)	10.2%

(ii) Directors (which includes all nominees), Named Executives and Chief Executive Officer:
Harlan W. Waksal	3,116,280	(5)	4.0%
John N. Braca	802,130	(6)	1.1%
Jack Van Hulst	582,149	(7)	*
Christopher Forbes	18,470,118	(8)	21.5%
Warren J. Isabelle	244,323	(9)	*
Thomas C. Quick	1,710,694	(10)	2.3%
David Rector	959,526	(11)	1.3%
Rudolf Stalder	2,674,743	(12)	3.5%
John E. Thompson, Ph.D.	942,676	(13)	1.3%
Joel P. Brooks	303,375	(14)	*
Richard Dondero	387,924	(15)	*
Leslie J. Browne, Ph.D.	-	(16)	*
(iii) All Directors and current executive officers as a group (12 persons)	30,193,938	(17)	32.2%

*      Less than 1%

(1)	Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

(2)	Except as otherwise indicated, all shares of common stock are beneficially owned and sole investment and voting power is held by the persons named.

(3)
Applicable percentage of ownership is based on 74,766,236 shares of our common stock outstanding as of the Record Date, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

(4)	Includes 3,618,056 shares of common stock issuable pursuant to presently exercisable warrants.

(5)
Includes 1,627,445 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Also includes 666,667 shares of common stock issuable pursuant to the conversion of convertible preferred stock at a conversion rate of $0.30. Excludes 600,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(6)
Includes 664,166 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 75,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(7)
Includes 615,209 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 100,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(8)
Includes 7,699,496 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Also includes 3,333,333 shares of common stock issuable pursuant to the conversion of convertible preferred stock at a conversion rate of $0.30. Excludes 62,500 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(9)
Includes 125,000 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 50,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(10)
Represents 675,173 shares of common stock and 403,428 shares of common stock issuable pursuant to warrants issued to Thomas C. Quick Charitable Foundation, of which Mr. Quick is the sole trustee. Represents 139,734 shares of common stock and 492,359 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date issued to Thomas C. Quick. Excludes 50,000 shares of common stock issuable pursuant to options issued to Thomas C. Quick which become exercisable after sixty (60) days from the Record Date.

(11)
Includes 708,780 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 75,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(12)
Includes 1,620,805 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 50,000 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from the Record Date.

(13)
Represents 572,000 shares of common stock held by 2091794 Ontario Ltd., of which Dr. Thompson is the sole owner, and 370,676 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date issued to John E. Thompson, Ph.D. Excludes 425,000 shares of common issuable pursuant to options which will become exercisable after sixty (60) days from the Record Date.

(14)
Includes 252,500 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 605,000 shares of common stock issuable pursuant to options which will become exercisable after sixty (60) days from the Record Date.

(15)
Includes 387,924 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 605,000 shares of common stock issuable pursuant to options which will become exercisable after sixty (60) days from the Record Date.

(16)	Excludes 1,725,000 shares of common stock issuable pursuant to options which will become exercisable after sixty (60) days from the Record Date.

(17)	See Notes 5 through 16.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contractual Relationships

Service Agreements

Christopher Forbes, our director, is also Vice Chairman of Forbes, Inc., which publishes Forbes Magazine. Forbes, Inc. has provided and will continue to provide us with introductions to strategic alliance partners and, from time to time, use of its office space. In recognition of these services, during the last two fiscal years, we granted to Forbes, Inc. warrants to purchase shares of our common stock as follows:

Date of Grant	# of Warrant Shares	Exercise Price	Value of Services on Date of Grant	# of Warrant Shares Vested
November 19, 2008	500	$0.60	$230	500
November 17, 2010	5,000	$0.26	$1,300	1,667

The exercise price of the warrants granted to Forbes, Inc. represented the fair market value of our common stock on the dates of grant.

Research and Development Agreements

Effective September 1, 1998, we entered into a three-year research and development agreement, which has been extended for successive periods through August 31, 2011, with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada, referred to as the University. Dr. Thompson is our director and officer and beneficially owns approximately 1.3% of our common stock. Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University. Dr. Thompson and the University will provide research and development under our direction. Research and development expenses under this agreement for the years ended June 30, 2010 and 2009 aggregated US $672,693 and US $653,104, respectively. Effective December 1, 2010, we, Dr. Thompson and the University extended the agreement for an additional nine-month period through August 31, 2011 in the amount of CAN $434,687. As of September 30, 2010, such amount represented approximately US $434,687.

Consulting Agreement

Effective May 1, 1999, we entered into a three-year consulting agreement, which has been extended for successive periods through June 30, 2011, for research and development with Dr. Thompson. This agreement provided for monthly payments of $3,000 through June 2004. However, effective January 1, 2003, 2006 and 2007, the agreement was amended to increase the monthly payments from $3,000 to $5,000, from $5,000 to $5,200, and from $5,200 to $5,417, respectively.

Debt / Equity Transactions

Transaction With Stanford Entities

As previously disclosed in a Form 8-K filed on November 9, 2009, on November 6, 2009, each of Stanford Venture Capital Holdings, Inc., or SVCH, and Stanford International Bank, Ltd., or SIBL (collectively SVCH and SIBL are referred to herein as Stanford), who are the beneficial owners of a significant interest in Senesco Technologies, Inc., simultaneously entered into definitive agreements with certain members of the Company’s board to sell all of their respective interests in the Company, including shares of common stock, convertible debentures and warrants, (the “Securities”) held by each of the Stanford entities to each of Harlan W. Waksal, M.D., Rudolf Stalder, Christopher Forbes, David Rector, John N. Braca, Jack Van Hulst, Warren Isabelle and the Thomas C. Quick Charitable Foundation. Each of Harlan W. Waksal, M.D., Rudolf Stalder, Christopher Forbes, David Rector, John N. Braca, Jack Van Hulst and Warren Isabelle are members of the Company’s board, also referred to herein as the Insiders. The Thomas C. Quick Charitable Foundation is an affiliate of Mr. Thomas C. Quick who is also a member of the Company’s board. Such transaction was negotiated privately between Stanford and the foregoing persons and their affiliates and was subject to certain closing conditions.

On February 19, 2010, SVCH and the Insiders closed on their definitive agreement to sell all of their Securities for an aggregate purchase price of $890,000. The Insiders and SIBL have decided not to close on the agreement between them and SIBL as certain closing conditions to that agreement had not been met.

On March 4, 2010, the insiders of Senesco Technologies, Inc. who had previously purchased all of the convertible debentures, warrants and common stock of Senesco which were previously held by Stanford Venture Capital Holdings, Inc., notified the Company that they have elected, subject to stockholder approval, to convert their convertible debentures at a conversion price of $0.83. Under the terms of the convertible debentures, such convertible debentures could have converted at a floating conversion rate equal to the lower of $0.83, or 80 percent of the lowest daily Volume-Weighted Average Price (VWAP) for the five-day period immediately preceding the conversion date, which equated to $0.22. The conversion of the debentures was approved by our stockholders on May 25, 2010.

Transaction with JMP Securities

On February 17, 2010, the Company entered into a credit agreement with JMP Securities LLC, also referred to herein as the Credit Agreement. The agreement provides the Company with, subject to certain restrictions, including the existence of suitable collateral, up to a $3.0 million line of credit upon which the Company may draw at any time, also referred to herein as the Line of Credit. Any draws upon the Line of Credit accrue at a monthly interest rate of (i) the broker rate in effect at the time of the draw (which is currently 2.0%), plus (ii) 2.75%. There are no other conditions or fees or expenses associated with the Line of Credit. The Line of Credit is not secured by any assets of the Company, but it is secured by certain assets of the Chairman of our Board of Directors, Harlan W. Waksal, M.D., which are currently held by JMP Securities.

March 2010 Transaction with Christopher Forbes and Harlan W. Waksal, M.D.

On June 2, 2010, we sold 1,200 shares of 10% Series B Preferred Stock to Christopher Forbes and Harlan W. Waksal, M.D. for cash. We received proceeds in the amount of $1,200,000.

Pursuant to the securities purchase agreement, the Series B Preferred Stock is convertible into approximately 3,750,000 shares of our common stock. In addition, Mr. Forbes and Dr. Waksal received immediately exercisable warrants to purchase up to approximately 3,750,000 shares of our common stock.

Each share of Preferred Stock has a stated value of $1,000 (the “Stated Value”). Each holder of shares of Preferred Stock is entitled to receive semi-annually dividends at the rate of 10% per annum of the Stated Value for each share of Preferred Stock. Except in limited circumstances, we can elect to pay the dividends in cash or shares of common stock. If the dividends are paid in shares of common stock, such shares will be priced at the lower of 90% of the average VWAP for the 20 days immediately preceding the payment date or $0.224. The dividends are subject to a 30% make whole provision.

The shares of Preferred Stock were convertible into shares of common stock at an initial conversion price of $0.32 per share, now $0.30 per share, and are convertible at any time. The conversion price is subject to adjustment if we sell or grant any common stock or common stock equivalents, subject to certain exclusions, at an effective price per share that is lower than the conversion price of the Preferred Stock. After 18 months from the date of issuance of the Preferred Stock, if our common stock trades above $0.80 for 20 out of 30 consecutive trading days, the Preferred Stock will no longer be subject to adjustment.

We may force conversion of the Preferred Stock if our common stock trades above $0.80 for 20 out of 30 consecutive trading days and there is an effective registration statement for the underlying common stock or such underlying common stock is freely tradable under rule 144.

Warrants

Pursuant to the purchase agreement, we delivered a Series B Warrant to each of Mr. Forbes and Dr. Waksal. Each Warrant has an initial exercise price of $0.35 per share of common stock. The Warrants are immediately exercisable and have a five year term.

Review and Approval of Related Person Transactions

Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•	the purpose and potential benefit to us of the transaction.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE SENESCO TECHNOLOGIES, INC. 2008 INCENTIVE
COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED
FOR ISSUANCE THEREUNDER

We are asking our stockholders to vote on a proposal to approve an amendment to the 2008 Incentive Compensation Plan, also referred to herein as the 2008 Plan that will increase the maximum number of shares of our common stock reserved for issuance over the term of the 2008 Plan as follows:

•
the share reserve under the 2008 Plan will initially be increased by an additional 11,867,803 shares to a total of 23,005,003 shares, which represents 15% of the fully-diluted outstanding shares as of January 1, 2011;

•
on January 1 of each calendar beginning with the calendar year 2012 and ending with the calendar year 2015, the share reserve will automatically increase so that the total number of shares available for issuance under the 2008 Plan is 15% of the fully-diluted shares as of the date of such increase, but in no event will such annual increase exceed 7,000,000 shares per year; and

•
the maximum number of shares of common stock which may be issued pursuant to options intended to be incentive stock options under the federal tax laws shall be limited to 23,005,003 plus increased each year by the increase in the share reserve under the automatic share increase provisions, up to a maximum increase of 7,000,000 per year.

As of January 31, 2011, 7,317,380 shares of common stock were subject to outstanding options under the 2008 Plan, no shares of common stock were subject to outstanding restricted stock units under the 2008 Plan, no shares had been issued under the 2008 Plan and 3,819,820 shares of common stock remained available for future equity awards.

Incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. The 2008 Plan is structured to provide us with more flexibility in designing cash and equity incentive programs in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as restricted stock and restricted stock units and performance-based compensation. Accordingly, with the 2008 Plan we have a broad array of incentives to utilize to attract and retain key personnel.

The proposed share increase will enable the Company to continue to attract and retain executives and other key employees, to link incentive awards to Company performance, to encourage employee ownership in the Company and to more closely align the interests of employees with those of its stockholders.

In connection with our stock-based compensation programs, we also seek to balance the need to retain key employees with efforts to closely monitor our stock award “burn rate” each year. Our annual burn rate is determined by dividing the number of shares of our common stock subject to stock-based awards we grant in a calendar year by the weighted average number of our shares of common stock outstanding for that calendar year. In order to address any potential stockholder concerns regarding the number of shares of common stock that will be subject to awards that we intend to grant under the 2008 Plan in a given year, our board commits to our stockholders that for the next five calendar years, beginning with the January 1, 2011 the “burn rate” (with respect to grants other than to newly-hired employees) under the 2008 Plan will not exceed 3% per year on average.

The 2008 Plan was originally approved by our stockholders at the 2008 Annual Meeting; the Plan was subsequently amended to increase the share reserve and such amendment was approved by the stockholders on May 25, 2010. On January 31, 2011, our board approved the amendment to the 2008 Plan that is the subject of this Proposal 2, subject to the approval of the stockholders at the Meeting.

Summary Description of 2008 Incentive Compensation Plan

The principal terms and provisions of the 2008 Plan, as amended, are set forth below. The summary, however, is not intended to be a complete description of all the terms of the 2008 Plan and is qualified in its entirety by reference to the complete text of the 2008 Plan, as amended, filed with this Proxy Statement as Appendix A. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

Types of Awards. The following types of awards may be granted under the 2008 Plan: options, stock appreciation rights, stock awards, restricted stock units, cash awards, performance units and dividend equivalent rights. The principal features of each type of award are described below.

Administration. The Compensation Committee of our board has the exclusive authority to administer the 2008 Plan with respect to awards made to our executive officers and non-employee board members and has the authority to make awards under the 2008 Plan to all other eligible individuals. However, our board may at any time appoint a secondary committee of one (1) or more board members to have separate but concurrent authority with the Compensation Committee to make awards under the 2008 Plan to individuals other than executive officers and non-employee board members. In addition, our board may delegate to one (1) or more executive officers the power to grant awards under the 2008 Plan to one (1) or more employees (other than executive officers) and to exercise such other powers under the 2008 Plan as the board may determine. However, either the board or the Compensation Committee will fix the terms of the awards granted by such officers and the maximum number of shares for which the executive officers may grant such awards.

The term “plan administrator,” as used in this summary, will mean our compensation committee, any secondary committee and any executive officers to whom administrative authority is delegated, to the extent each such entity or individual is acting within the scope of its administrative authority under the 2008 Plan.

Eligibility. Officers and employees, non-employee members of our board of directors (or the board of our parent or subsidiary), as well as independent consultants and contractors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) are eligible to participate in the 2008 Plan. As of January 31, 2011, approximately 12 persons (including 3 executive officers) and 9 non-employee board members were eligible to participate in the 2008 Plan.

Securities Subject to 2008 Plan. 23,005,003 shares of our common stock will initially be reserved for issuance over the term of the 2008 Plan, including the 11,867,803 share increase subject to approval under this proposal. This initial total number of shares represents 15% of the fully-diluted outstanding shares of stock as of January 1, 2011. To the extent any options or restricted stock units outstanding under the predecessor 1998 Stock Incentive Plan, also referred to herein as the 1998 Plan, on the effective date of the 2008 Plan subsequently terminate unexercised or without the issuance of shares, the number of shares of common stock subject to those terminated options and restricted stock units will be added to the share reserve available for issuance under the 2008 Plan, up to an additional 1,000,000 shares.

On January 1 of each calendar year beginning with the calendar year 2012 and ending with the calendar year 2015, the share reserve will automatically increase so that the total number of shares available for issuance under the 2008 Plan as of the date of such increase is equal to 15% of the fully-diluted outstanding shares as of such date, but in no event will such annual increase exceed 7,000,000 shares per year.

The maximum number of shares of common stock which may be issued pursuant to options intended to qualify as incentive stock options under the federal tax laws shall be limited to 23,005,003 plus increased each year by the increase in the share reserve under the automatic share increase provisions, up to a maximum increase of 7,000,000 per year.

Awards made under the 2008 Plan will be subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one (1) or more of those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”):

•
For awards measured in terms of shares of our common stock (whether payable in our common stock, cash or a combination of both), no participant in the 2008 Plan may receive awards for more than 1,000,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute re-approval of that 1,000,000-share limitation for purposes Section 162(m). Accordingly, such limitation will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the 2008 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). In addition, one (1) or more shares issued under stock awards or restricted stock units may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those shares is tied to the attainment of the corporate performance milestones discussed in the summary description below.

•
For awards measured in terms of cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), no participant in the 2008 Plan may receive awards with an aggregate dollar value in excess of $1,000,000 in any one (1) calendar year, with such limitation to be measured at the time the award is made. Stockholder approval of this proposal will also constitute re-approval of that $1,000,000 limitation for purposes of Section 162(m). Accordingly, such limitation will assure that any deductions to which we would otherwise be entitled upon the payment of cash bonuses or the settlement of performance units will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m), to the extent the vesting of those awards is tied to the attainment of one (1) or more of the corporate performance milestones discussed below.

The shares of common stock issuable under the 2008 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

Shares subject to outstanding awards under the 2008 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2008 Plan. Any unvested shares issued under the 2008 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2008 Plan will be added back to the number of shares reserved for issuance under the 2008 Plan and will accordingly be available for subsequent issuance.

In addition, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance under the 2008 Plan:

•
Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2008 Plan will be reduced by the net number of shares issued under the exercised option.

•
Should shares of common stock otherwise issuable under the 2008 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or settlement of an award under the plan, then the number of shares of common stock available for issuance under the 2008 Plan will be reduced by the net number of shares actually issued after any such share withholding.

•	Upon the exercise of any stock appreciation right granted under the 2008 Plan, the share reserve will be reduced by the net number of shares actually issued upon such exercise.

Awards. The plan administrator has complete discretion to determine which eligible individuals are to receive awards, the time or times when those awards are to be granted, the number of shares or amount of payment subject to each such award, the vesting and exercise schedule (if any) to be in effect for the award, the cash consideration (if any) payable per share subject to the award and the form of payment in which the award is to be settled, the maximum term for which the award is to remain outstanding, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, and with respect to performance-based awards, the amount payable at one or more levels of attained performance, the payout schedule and the form of payment.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent (100%) of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date or upon the achievement of pre-established performance objectives. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding,

Stock Appreciation Rights. The 2008 Plan allows the issuance of two types of stock appreciation rights:

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Tandem stock appreciation rights granted in conjunction with options which provide the holders with the right to surrender the related option grant for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

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Stand-alone stock appreciation rights which allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten (10) years.

The appreciation distribution on any exercised stock appreciation right will be paid in (i) cash, (ii) shares of our common stock or (iii) a combination of cash and shares of our common stock. Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding.

Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Awards and Restricted Stock Units. Shares of our common stock may be issued under the 2008 Plan subject to performance or service vesting requirements established by the plan administrator or as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the 2008 Plan pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.

In order to assure that the compensation attributable to one or more stock awards or restricted stock units will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will have the discretionary authority to structure one or more such awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) pre-tax or after-tax earnings, profit or net income, (ii) revenue or revenue growth, (iii) earnings per share, (iv) return on assets, capital or stockholder equity, (v) total stockholder return, (vi) gross or net profit margin, (vii) cash flow, (viii) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation, (ix) market share, (x) increases in customer base, (xi) operating income, net operating income or net operating income after recorded tax expense; (xii) operating profit, net operating profit or net operating profit after recorded tax expense, (xiii) operating margin, (xiv) cost reductions or other expense control objectives, (xv) market price of our common stock, whether measured in absolute terms or in relationship to earnings or operating income, (xvi) budget objectives, (xvii) working capital, (xviii) mergers, acquisitions or divestitures or (xix) measures of customer satisfaction. Each performance criteria may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (F) the operations of any business acquired by us or any parent or subsidiary or of any joint venture in which we or any parent or subsidiary participate; (G) the divestiture of one or more business operations or the assets thereof; or (H) the costs incurred in connection with such acquisitions or divestitures.

Stockholder approval of this proposal will also constitute re-approval of the foregoing performance goals for purposes of establishing the vesting targets for one or more awards under the 2008 Plan that are intended to qualify as performance-based compensation under Section 162(m).

Should the participant cease to remain in service while holding one or more unvested shares or should the performance objectives not be attained with respect to one or more such unvested shares, then those shares will be immediately susceptible for cancellation. Outstanding restricted stock units will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control, as described under the heading “General Provisions – Vesting Acceleration.”

Cash Awards. Cash awards vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Cash awards which become due and payable following the attainment of the applicable performance goal and satisfaction of any service period may be paid in cash and/or shares of our common stock.

In order to assure that the compensation attributable to one or more cash awards will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator has the discretionary authority to structure one or more awards so that cash or shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of “Stock Awards and Restricted Stock Units”.

The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all cash awards. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control as described under the heading “General Provisions – Vesting Acceleration.”

Performance Units. A performance unit represents a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals described above in the summary of “Stock Awards and Restricted Stock Units”. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash and/or shares of our common stock valued at fair market value on the payment date.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all performance units. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control as described under the heading “General Provisions – Vesting Acceleration.”

Dividend Equivalent Rights. Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the 2008 Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be deferred to a later date. Payment may be made in cash or shares of our common stock.

Stock Awards

The following table sets forth, as to each person who served as our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 2008 Plan from January 1, 2009 through January 31, 2011, together with the weighted average exercise price per share in effect for such option grants.

Name and Position	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price Per Share ($)
Leslie J. Browne, Ph.D.	1,725,000	$0.43
Joel Brooks	725,000	$0.27
Richard Dondero	725,000	$0.27
John E. Thompson, Ph.D.	425,000	$0.26
All current executive officers as a group (4 persons)	3,600,000	$0.35

Directors:
Harlan W. Waksal, M.D.	1,060,112	$0.29
Rudolf Stalder	423,409	$0.35
Christopher Forbes	395,935	$0.37
Thomas Quick	328,609	$0.33
John Braca	418,607	$0.34
David Rector	365,915	$0.32
Jack Van Hulst	507,293	$0.36
Warren Isabelle	125,000	$0.29
All current non-employee directors as a group (8 persons)	3,624,880	$0.33
All employees, including current officers who are not executive officers, as a group (1 person)	7,500	$0.39

New Plan Benefits

No awards have been made under the 2008 Plan on the basis of the share increase subject to stockholder approval under this proposal.

General Provisions

Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions is in effect for all outstanding awards under the 2008 Plan:

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Each outstanding option, stock appreciation right, stock award and restricted stock unit award will automatically accelerate in full upon a change in control, if that award is not assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.

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The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

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The plan administrator has the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

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Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2008 Plan in the event (a) we are acquired by merger or asset sale or (b) there occurs any transaction (or series of related transactions within the twelve (12)-month period ending with the most recent acquisition) pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the board effected through one or more contested elections for board membership.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of our outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution or should there occur any merger, consolidation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2008 Plan; (ii) the maximum number and/or class of securities by which the share reserve may increase by reason of the expiration or termination of unexercised options or restricted stock units under the 1998 Plan, (iii) the maximum number and/or class of securities by which the share reserve may increase annually under the automatic share increase provisions of the 2008 Plan; (iv) the maximum number and/or class of securities for which incentive stock options may be granted under the 2008 Plan; (v) the maximum number and/or class of securities for which any one (1) person may be granted common stock-denominated awards under the 2008 Plan per calendar year; (vi) the number and/or class of securities and the exercise price per share in effect for outstanding options and stock appreciation rights and (vii) the number and/or class of securities subject to each outstanding stock award, restricted stock unit, performance unit, dividend equivalent right and any other award denominated in shares of our common stock and the cash consideration (if any) payable per share. Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2008 Plan or the outstanding awards thereunder.

Valuation. The fair market value per share of our common stock on any relevant date under the 2008 Plan is deemed to be equal to the closing selling price per share on that date on the NYSE AMEX market. As of January 31, 2011, the fair market value of our common stock determined on such basis was $0.28 per share.

Stockholder Rights and Transferability. No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any stockholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2008 Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full stockholder rights with respect to any shares of common stock issued to him or her under the 2008 Plan, whether or not his or her interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units, subject to such terms and conditions as the plan administrator may deem appropriate.

Special Tax Election. The plan administrator may provide one or more holders of awards under the 2008 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

Amendment and Termination. Our board of directors may amend or modify the 2008 Plan at any time subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our common stock is at the time primarily traded. Unless sooner terminated by our board of directors, the 2008 Plan will terminate on the earliest of (i) September 22, 2018, (ii) the date on which all shares available for issuance under the 2008 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2008 Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Stock Awards. The recipient of unvested shares of common stock issued under the 2008 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Cash Awards. The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Performance Units. No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2008 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under stock awards or restricted stock units or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash is tied to one or more of the performance milestones described above.

Accounting Treatment.  Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units and all other stock-based awards under the 2008 Plan.  Accordingly, stock options and stock appreciation rights which are granted to our employees and non-employee board members and payable in shares of our common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award.  For shares issuable upon the vesting of restricted stock units awarded under the 2008 Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award.  If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period.  Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment.  The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

For performance units awarded under the 2008 Plan and payable in stock, we will be required to amortize, over the applicable performance period and any subsequent service vesting period, a compensation cost equal to the fair market value of the underlying shares on the date of the award.  For performance units awarded under the 2008 Plan and payable in cash, we will amortize the potential cash expense over the applicable performance period and any subsequent service vesting period.  Dividends or dividend equivalents paid on the portion of an award that vests will be charged against our retained earnings.  If the award holder is not required to return the dividends or dividend equivalents if they forfeit their awards, dividends or dividend equivalents paid on instruments that do not vest will be recognized by us as additional compensation cost.

Finally, it should be noted that the compensation expense accruable for performance-based awards under the 2008 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our common stock) under FASB Accounting Standards Codification Topic 718.

Required Vote and Board Recommendation

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting on this Proposal 2 is required for approval of the amendment to the 2008 Plan.  Should such approval not be obtained, then the share reserve will not be increased.  However, awards will continue to be made under the 2008 Plan until the date all the shares of our common stock currently reserved for issuance under the 2008 Plan have been issued or any earlier termination of the 2008 Plan.

Recommendation of the Board of Directors

The board believes that Proposal 2 is in the Company’s best interests and in the best interests of our stockholders and recommends a vote “FOR” the amendment to the 2008 Incentive Compensation Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors intends to, subject to stockholder ratification, retain McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011.  Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

Although stockholder ratification of the selection of McGladrey & Pullen, LLP, is not required by law, our board of directors believes that it is desirable to give our stockholders the opportunity to ratify this selection.  If this proposal is not approved at the Meeting, our board of directors will reconsider the selection of McGladrey & Pullen, LLP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

Principal Accountant Fees and Services

The aggregate fees billed by McGladrey & Pullen, LLP and RSM McGladrey, Inc. for services performed for the years ended June 30, 2010 and 2009 are as follows:

	2010	2009
Audit Fees	$91,000	$105,000
Audit Related Fees	8,500	8,000
Tax Fees	-	5,815
All Other Fees	-	1,715
Total Fees	$99,500	$120,530

AUDIT FEES

The aggregate audit fees for the years ended June 30, 2010 and 2009 were primarily related to the audit of the our annual financial statements and review of those financial statements included in our quarterly reports on Form 10-Q and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES

Audit related fees for the years ended June 30, 2010 and 2009 were primarily incurred in connection with our equity offerings and fees in connection with correspondence with the SEC and the NYSE Amex.

TAX FEES

Tax fees for the year ended June 30, 2009 related to the review of our tax returns.

ALL OTHER FEES

All other fees for the year ended June 30, 2009 related to consultations in connection with our short-term and long-term incentive plans.

Pre-Approval Policies and Procedures

In accordance with its charter, the Audit Committee is required to approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prescribed by law or regulation.

The Audit Committee has adopted policies and procedures relating to the pre-approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm.  This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months.  Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm.  Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

A representative of McGladrey & Pullen, LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the board.  The Audit Committee consists of three members of the board who meet the independence and experience requirements of the NYSE /Amex.

On June 27, 2008, we amended and restated our Audit Committee Charter, which was originally adopted on July 26, 1999.

The Audit Committee held six (6) meetings during Fiscal 2010.

Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.  As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•	the independent registered public accounting firm’s review of our unaudited interim financial statements;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	our management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended June 30, 2010.  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, titled Communication with Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee has received the written disclosures from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, as currently in effect, and has considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the Audit Committee recommended to our board that the audited financial statements be included in our annual report on Form 10-K/A for the year ended June 30, 2010.

By the Audit Committee of the Board of Directors of
Senesco Technologies, Inc.

John N. Braca, Chairman
Rudolf Stalder
David Rector

The above Audit Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not incorporated by reference in any filings including Form S-3 that we file with the SEC.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal that an eligible stockholder wishes to submit for inclusion in our proxy statement must advise our Secretary of such proposals in writing by October 11, 2011.  Such proposal will be included if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Stockholders who intend to submit a proposal at such meeting without inclusion in our proxy statement must advise our Secretary of such proposals in writing by December 25, 2011.

If we do not receive notice of a stockholder proposal within the timeframes set forth above, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

FINANCIAL INFORMATION

Financial and other information concerning our company is contained in our Annual Report for the fiscal year ended June 30, 2010, as amended, which has been mailed to you along with this proxy statement.  This proxy statement and our June 30, 2010 Annual Report are also available on our website at www.senesco.com.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one (1) copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901, (732) 296-8400.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one (1) copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting.  However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.  Our officers and selected employees may solicit proxies from stockholders.  In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries.  We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K/A FOR THE YEAR ENDED JUNE 30, 2010, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON JANUARY 31, 2011 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY.  A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Joel Brooks

Joel Brooks
Secretary

New Brunswick, New Jersey
February 11, 2011

APPENDIX A

SENESCO TECHNOLOGIES, INC.

2008 INCENTIVE COMPENSATION PLAN

(As Amended and Restated January 31, 2011)

ARTICLE ONE

GENERAL PROVISIONS

I.           PURPOSE OF THE PLAN

This 2008 Incentive Compensation Plan (the “Plan”) is intended to promote the interests of Senesco Technologies, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

The Plan serves as the successor to the Corporation’s 1998 Stock Incentive Plan (the “Predecessor Plan”), and no further awards shall be granted under the Predecessor Plan after the Plan Effective Date. All awards outstanding under the Predecessor Plan on the Plan Effective Date shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred awards.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.          TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock units, (v) cash awards, (vi) performance units, and (vii) dividend equivalent rights.

III.         ADMINISTRATION OF THE PLAN

A.          The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons.

B.           Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C.           To the extent permitted by and consistent with applicable law, the Board may delegate to one or more executive officers the power to grant awards to employees other than Section 16 Insiders.

D.           Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any Award thereunder.

E.           Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV.         ELIGIBILITY

A.           The persons eligible to participate in the Plan are as follows:

(i)           Employees,

(ii)          non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)         consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.           The Plan Administrator shall have full authority to determine which eligible persons are to receive Awards under the Plan, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the status of an option for federal tax purposes, the maximum term for which an option or stock appreciation right is to remain outstanding, the vesting and issuance schedules applicable to the shares which are the subject of the Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled and, with respect to performance–based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

V.          STOCK SUBJECT TO THE PLAN

A.           The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to Twenty Three Million Five Thousand Three (23,005,003) shares.  Such reserve shall consist of (i) the number of shares of Common Stock estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders (excluding shares subject to outstanding awards under the Predecessor Plan), plus (ii) an additional increase of Four Million (4,000,000) shares plus (iii) an additional increase of Five Million (5,000,000) shares approved by the Board on March 25, 2010 and approved by the stockholders at the 2010 Annual Meeting plus (iv) an additional increase of Eleven Million Eight Hundred Sixty-Seven Thousand Eight Hundred Three (11,867,803) shares approved by the Board on January 31, 2011 subject to stockholder approval at the 2011 Annual Meeting.  To the extent any options or restricted stock units outstanding under the Predecessor Plan on the Plan Effective Date expire or terminate unexercised or without the issuance of shares thereunder, the number of shares of Common Stock subject to those expired or terminated options and restricted stock units at the time of expiration or termination shall be added to the share reserve under this Plan and shall accordingly be available for issuance hereunder, up to a maximum of an additional One Million (1,000,000) shares.

B.           On January 1 of each calendar year, beginning in calendar year 2012 and ending with the calendar year 2015, the share reserve will automatically increase so that the number of shares of Common Stock reserved for issuance over the term of the Plan shall be equal to fifteen percent (15%) of the fully-diluted outstanding shares of Common Stock on such date, provided, however, that in no event shall such annual increase exceed Seven Million (7,000,000) shares per year.

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C.           The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall be limited to Twenty Three Million Five Thousand Three Shares (23,005,003) plus increased each year by the increase in the share reserve under the automatic share increase provisions under Section V.B. of this Article One, up to a maximum increase of Seven Million Shares (7,000,000) per year.

D.           Each person participating in the Plan shall be subject the following limitations:

(i)           for Awards denominated in shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards may be made to such person in any calendar year shall not exceed One Million (1,000,000) shares of Common Stock in the aggregate, and

(ii)          for Awards denominated in dollars (whether payable in cash, Common Stock or a combination of both), the maximum dollar amount for which such Awards may be made in the aggregate to such person shall not exceed One Million Dollars ($1,000,000) per calendar year within the applicable service or performance measurement period.

E.           Shares of Common Stock subject to outstanding Awards made under the Plan (including Awards transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option and not by the gross number of shares for which that option is exercised. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced only by the net number of shares actually issued by the Corporation upon such exercise and not by the gross number of shares as to which such right is exercised. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise, vesting or settlement of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued after such share withholding.

F.           Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve under the Plan may increase by reason of the expiration or termination of options or restricted stock units under the Predecessor Plan, (iii) the maximum number and/or class of securities by which the share reserve under the Plan may increase each year under the automatic share increase provisions, (iv) the maximum number and/or class of securities that may be issued under the Plan pursuant to Incentive Options, (v) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (vi) the number and/or class of securities and the exercise or base price per share in effect under each outstanding award under the Plan and the cash consideration (if any) payable per share, and (vii) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding and conclusive. In the event of a Change in Control, however, the adjustments (if any) shall be made solely in accordance with the applicable provisions of the Plan governing Change in Control transactions.

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G.           Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

AWARDS

I.           OPTIONS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Nonstatutory Options evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below. Each agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section H below.

B.           Exercise Price.

(i)           The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

(ii)          The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(1)           cash or check made payable to the Corporation,

(2)           shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(3)           to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.           Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreements evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

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D.           Effect of Termination of Service.

(i)           The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(1)           Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(2)           Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

(3)           Should the Participant’s Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(4)           During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options may be structured so that those options continue to vest in whole or part during the applicable post-Service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(ii)          The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(1)           extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(2)           include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(3)           permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

E.           Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

F.           Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

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G.           Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)           Incentive Options: During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(ii)          Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Participant’s lifetime. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)         Beneficiary Designation. Notwithstanding the foregoing, the Participant may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Participant’s death.

H.           Incentive Options. The terms specified below shall be applicable to all Incentive Options.

(i)           Eligibility. Incentive Options may only be granted to Employees.

(ii)          Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

(iii)         10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

I.            Prohibition on Repricing Programs.  The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

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II.          STOCK APPRECIATION RIGHTS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by one or more Award Agreements in the form approved by the Plan Administrator which complies with the terms specified below.

B.           Types. Two types of stock appreciation rights shall be authorized for issuance under this Section II: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.           Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i)           One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

(ii)          Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

D.           Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i)           One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii)          Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

(iii)         The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

(iv)        Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except to the extent otherwise provided in the applicable Award Agreement. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.G.(iii) of this Article Two.

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(v)          The distribution with respect to an exercised Stand-alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

(vi)         The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.           Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section I.C. of this Article Two for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section I.C.(ii) of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

III.         STOCK AWARDS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances.  Each stock award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below.

B.           Issue Price/Consideration.

(i)           Shares of Common Stock may be issued under a stock award for a price per share fixed by the Plan Administrator at the time of the Award, but in no event shall such issue price be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award date.

(ii)          Shares of Common Stock may be issued under a stock award for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(1)           cash;

(2)           past services rendered or to be rendered the Corporation (or any Parent or Subsidiary); or

(3)           any other valid consideration under the State in which the Corporation is at the time incorporated.

C.           Vesting Provisions.

(i)           Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock awards so that the shares of Common Stock subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

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(iii)         Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

(iv)        The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

(v)         Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

D.          Stockholder Rights. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under a stock award, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements.

IV.         RESTRICTED STOCK UNITS

A.           Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units which entitle the Participants to receive the shares underlying those Awards upon vesting or upon the expiration of a designated time period following the vesting of those Awards.  Each award of restricted stock units shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below.

B.           Vesting Provisions.

(i)           Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more restricted stock unit awards so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

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(iii)         Outstanding restricted stock units shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Awards which were intended, at the time those Awards were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

C.           Stockholder Rights. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

V.          CASH AWARDS

A.           Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to make cash incentive awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance goals. Each such cash award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Vesting Provisions.

(i)           The elements of the vesting schedule applicable to each cash award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more cash awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of grant of the Award.

(iii)         Outstanding cash awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance goals or Service requirements established for the Awards are not attained or satisfied. The Plan Administrator may, however, in its discretion waive the termination of one or more unvested cash awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant’s interest in the cash award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards which were intended, at the time those awards were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

C.           Payment. Cash awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as the Plan Administrator shall determine.

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VI.         PERFORMANCE UNIT AWARDS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant performance unit awards in accordance with the terms of this Section VI. Each performance unit award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Bonus Pool. A performance unit shall represent a participating interest in a special bonus pool tied to the attainment of pre-established performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

C.           Service Requirement. Performance units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

D.           Payment. Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.

VII.       DIVIDEND EQUIVALENT RIGHTS

A.           Authority. The Plan Administrator shall have the discretionary authority to grant dividend equivalent rights in accordance with the terms of this Section VII. Each such Award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan. The term of each dividend equivalent right award shall be established by the Plan Administrator at the time of grant, but no such Award shall have a term in excess of ten (10) years.

C.           Entitlement.  Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the dividend equivalent right remains outstanding.  A special account on the books of the Corporation shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that dividend equivalent right remains outstanding.

D.           Timing of Payment.  Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the dividend equivalent right is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A.

E.           Form of Payment.  Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.  If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as determined by the Plan Administrator in its sole discretion.

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VIII.      EFFECT OF CHANGE IN CONTROL

A.           In the event of an actual Change in Control transaction, each option, stock appreciation right and restricted stock unit award outstanding at that time under the Plan but not otherwise fully vested shall automatically accelerate, immediately prior to the effective date of that Change in Control, as to all the shares of Common Stock at the time subject to such Award, unless (i) such Award is to be assumed  or substituted with an equivalent award by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of Common Stock as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares but only if such replacement cash program does not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator.

B.           All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the effective date of an actual Change in Control transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.           Immediately following the consummation of the Change in Control, all outstanding options, stock appreciation rights and restricted stock unit awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.           Each Award denominated in shares of Common Stock which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year and (iv) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

E.           The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards so that those Awards shall, immediately prior to the effective date of an actual Change in Control transaction, vest as to all the shares of Common Stock at the time subject to those Awards, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights so that those rights shall terminate immediately prior to the effective date of an actual Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

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F.           The Plan Administrator shall have full power and authority to structure one or more outstanding Awards so that those Awards shall vest as to all the shares of Common Stock at the time subject to those Awards in the event the Participant’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise vest on an accelerated basis. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Participant at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.           The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

H.           The Plan Administrator shall have the discretionary authority to structure one or more cash, performance unit and dividend equivalent right awards so that such Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control.

I.            The Plan Administrator’s authority under Paragraphs E, F and H of this Section VIII shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraphs E, F and H of this Section VIII may result in their loss of performance-based status under Code Section 162(m).

ARTICLE THREE

MISCELLANEOUS

I.           DEFERRED COMPENSATION

A.           The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

B.           To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-one share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

II.          TAX WITHHOLDING

A.           The Corporation’s obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

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B.           The Plan Administrator may, in its discretion, provide Participants to whom Awards are made under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise, issuance or vesting of those Awards or the issuance of shares of Common Stock thereunder. Such right may be provided to any such holder in either or both of the following formats:

(i)           Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such individual. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

(ii)          Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, one or more shares of Common Stock previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.         SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.         EFFECTIVE DATE AND TERM OF THE PLAN

A.           The Plan became effective on the Plan Effective Date.  The Plan was amended and restated by the Board on March 25, 2010 to increase the share reserve by an additional Five Million (5,000,000) shares and such amendment and restatement was approved by the stockholders at the 2010 Annual Meeting.  The Plan was subsequently amended and restated by the Board on January 31, 2011 to increase the share reserve by Eleven Million Eight Hundred Sixty-Seven Thousand Eight Hundred Three (11,867,803) shares and to provide for an automatic share increase each calendar year commencing with the calendar year 2012 and ending with calendar year 2015, subject to stockholder approval at the 2011 Annual Meeting.

B.           The Plan shall terminate upon the earliest to occur of (i) September 22, 2018, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on September 22, 2018, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

V.          AMENDMENT OF THE PLAN

A.           The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

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B.           The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

C.           Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.         USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.       REGULATORY APPROVALS

A.           The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise or vesting of any Award under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.           No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VIII.      NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.           Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards, restricted stock units, performance units, dividend equivalent rights and cash incentive awards.

B.           Award Agreement shall mean the written agreement(s) between the Corporation and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

C.           Board shall mean the Corporation’s Board of Directors.

D.           Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)           In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

a.            a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

b.            a sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

c.             the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

d.            a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

E.           Code shall mean the Internal Revenue Code of 1986, as amended.

F.           Common Stock shall mean the Corporation’s Common Stock.

G.           Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

H.           Corporation shall mean Senesco Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Senesco Technologies, Inc. which has by appropriate action assumed the Plan.

I.            Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J.            Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

K.           Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on date on question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L.           Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties, responsibilities or authority, (B) a material diminution in the duties, responsibilities or authority of the person to whom such individual reports, (C) a material reduction in such individual’s level of base compensation, with a reduction of more than fifteen percent (15%) to be deemed material for such purpose, or (D) a material relocation of such individual’s place of employment, with a relocation of more than fifty (50) miles to be deemed material for such purpose, provided, however, that a resignation for Good Reason may be effected only after (i) the individual provides written notice to the Corporation of the event or transaction constituting grounds for such resignation within sixty (60) days after the occurrence of that event or transaction and (ii) the Corporation fails to take the requisite remedial action with respect to such event or transaction within thirty (30) days after receipt of such notice.

M.          Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

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N.           Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or such individual’s voluntary resignation for Good Reason.

O.           Misconduct shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Misconduct definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

P.           1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Q.           Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

R.           Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.           Participant shall mean any person who is granted an Award under the Plan.

T.           Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) pre-tax or after-tax earnings, profit or net income, (ii) revenue or revenue growth, (iii) earnings per share, (iv) return on assets, capital or stockholder equity, (v) total stockholder return, (vi) gross or net profit margin, (vii) cash flow, (viii) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation, (ix) market share, (x) increases in customer base, (xi) operating income, net operating income or net operating income after recorded tax expense; (xii) operating profit, net operating profit or net operating profit after recorded tax expense, (xiii) operating margin, (xiv) cost reductions or other expense control objectives, (xv) market price of the Common Stock, whether measured in absolute terms or in relationship to earnings or operating income, (xvi) budget objectives and research and development milestones, (xvii) working capital, (xviii) mergers, acquisitions or divestitures or (xix) measures of customer satisfaction. Each performance criteria may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable Performance Goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to shareholders for the applicable year; (F) the operations of any business acquired by the Corporation or any Parent or Subsidiary or of any joint venture in which the Corporation or any Parent or Subsidiary participates; (G) the divestiture of one or more business operations or the assets thereof; or (H) the costs incurred in connection with such acquisitions or divestitures.

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U.           Permanent Disability or Permanently Disabled shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Permanent Disability or Permanently Disabled shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other definition of Permanent Disability or Permanently Disabled in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Permanent Disability or Permanently Disabled shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V.           Plan shall mean the Corporation’s 2008 Incentive Compensation Plan, as set forth in this document.

W.         Plan Administrator shall mean the particular entity or individual, whether the Compensation Committee (or subcommittee thereof), the Board, the Secondary Board Committee or executive officer authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity or individual is carrying out its administrative functions under the Plan with respect to the persons under the jurisdiction of such entity or individual.

X.           Plan Effective Date shall mean the date upon which the Plan shall be approved by the Corporation’s stockholders.

Y.           Predecessor Plan shall mean the Corporation’s 1998 Stock Incentive Plan in effect immediately prior to the Plan Effective Date hereunder.

Z.           Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

AA.       Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

BB.        Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Service shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

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(ii)          In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity.

(iii)         Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

CC.        Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

DD.        Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EE.         10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

FF.         Withholding Taxes shall mean the applicable federal, state and foreign income and employment withholding taxes and other payments to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise or vesting of that Award or the issuance of shares of Common Stock thereunder.

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ANNUAL MEETING OF STOCKHOLDERS OF

SENESCO TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Leslie J. Browne, Ph.D. and Joel Brooks, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the New York offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178 on March 11, 2011, at 10:00 A.M, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

SENESCO TECHNOLOGIES, INC.

March 11, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY
MATERIAL FOR THE ANNUAL MEETING:
The Notice of Meeting, proxy statement and proxy card
are available at www.senesco.com

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE  ☒

FOR AGAINST ABSTAIN
		2. To approve an amendment to the Company’s	☐ ☐ ☐
1. Election for Directors:			2008 Incentive Compensation Plan to
	NOMINEES:		increase the shares of common stock reserved
☐ FOR ALL NOMINEES	☐ Harlan W. Waksal, M.D.		for issuance thereunder.
☐ WITHHOLD AUTHORITY	☐ John N. Braca		FOR AGAINST ABSTAIN
FOR ALL NOMINEES	☐ Jack Van Hulst	3. To ratify the appointment of McGladrey & Pullen,	☐ ☐ ☐
☐ FOR ALL EXCEPT	☐ Christopher Forbes		LLP as the Company’s independent registered public
(see instructions below)	☐ Warren J. Isabelle		accounting firm for the fiscal year ending June 30, 2011.
☐ Thomas C. Quick
	☐ David Rector		4. In his discretion, the proxy is authorized to vote upon other matters as may
	☐ Rudolf Stalder		properly come before the Meeting.
☐ Leslie J. Browne, Ph.D.
	☐ John E. Thompson, Ph.D.		The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy
INSTRUCTION: To withhold authority to vote for any			Statement for the Annual Meeting of Shareholders and the 2010 Annual Report to
individual nominee(s), mark “FOR ALL EXCEPT”			Shareholders.
and fill in the box next to each nominee you wish to
withhold, as shown here: ☒

MARK “☒” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer

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